                                                                   EXHIBIT 10.33

================================================================================


                           FALCON HOLDING GROUP, L.P.
                           FALCON HOLDING GROUP, INC.


                                    RESTATED
                             SUBORDINATION AGREEMENT


                           DATED AS OF MARCH 26, 1993
                       AS RESTATED AS OF DECEMBER 28, 1995


                        AUSA LIFE INSURANCE COMPANY, INC.
                     MONY LIFE INSURANCE COMPANY OF AMERICA


================================================================================

                                TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
1.       Definitions, etc...........................................................................    1
         1.1      Reference to Agreements; Definitions..............................................    1
                  1.1.1             "Consolidated Holding L.P. Annualized
                                     Operating Cash Flow"...........................................    2
                  1.1.2             "Consolidated Holding, L.P. Net Income".........................    2
                  1.1.3             "Consolidated Holding, L.P. Operating
                                     Cash Flow".....................................................    3
                  1.1.4             "Consolidated Holding, L.P. Total Debt".........................    3
                  1.1.5             "Financial Officer".............................................    3
                  1.1.6             "Holder of Subordinated Indebtedness"...........................    4
                  1.1.7             "Obligor".......................................................    4
                  1.1.8             "Parent Companies"..............................................    4
                  1.1.9             "Reorganization"................................................    4
                  1.1.10            "Senior Indebtedness"...........................................    4
                  1.1.11            "Subordinated Indebtedness".....................................    4
                  1.1.12            "Subsidiaries"..................................................    5

2.       Subordination Covenants....................................................................    5
         2.1      Subordination.....................................................................    5
         2.2      Restricted Payments...............................................................    5
         2.3      Reorganization....................................................................    5
         2.4      Specific Powers in Reorganization.................................................    6
         2.5      Payments Held in Trust............................................................    6
         2.6      No Security.......................................................................    6
         2.7      Restrictions on Remedies..........................................................    7
         2.8      Restrictions on Acceleration......................................................    7
         2.9      Payment in Full...................................................................    7
         2.10     Effect of Provisions..............................................................    7
         2.11     Further Assurances................................................................    7
         2.12     Legend............................................................................    8
         2.13     Financial Statements..............................................................    8
         2.14     Subordination by the Purchasers...................................................    8

3.       Representations and Warranties.............................................................    8
         3.1      Organization and Business.........................................................    8
         3.2      Financial Statements..............................................................    8
         3.3      Enforceability; No Legal Obstacle to
                  Agreements........................................................................    9

4.       General Covenants..........................................................................    9
         4.1      Preservation of Corporate Existence, Etc. ........................................   10
         4.2      Taxes and Other Charges; Accounts Payable. .......................................   10
                  4.2.1             Taxes and Other Charges.........................................   10
                  4.2.2             Accounts Payable................................................   10
         4.3      Financial Statements and Reports..................................................   10

                  4.3.1             Annual Reports.................................................. 10
                  4.3.2             Quarterly Reports............................................... 11
                  4.3.3             Other Information............................................... 12
                  4.3.4             Notice of Material Litigation; Notice
                                    of Defaults, etc................................................ 12

         4.4      Merger and Consolidation.......................................................... 12
         4.5      Restrictions on Financing Debt.................................................... 13
         4.6      No Cash Payments on Senior Subordinated Debt...................................... 13
         4.7      Transactions with Affiliates...................................................... 13
         4.8      Senior Subordinated Debt Amendments and
                  Waivers........................................................................... 14
         4.9      Certain Consents.................................................................. 14

5.       Information Regarding the Obligors......................................................... 14

6.       Continuing Agreement, etc.................................................................. 14

7.       Waivers; Powers, etc....................................................................... 15
         7.1      Specific Performance.............................................................. 15
         7.2      Consent to Note Agreements and Guaranty
                  Agreements........................................................................ 15
         7.3      Power to Modify, etc.............................................................. 15
         7.4      No Subrogation.................................................................... 16

8.       Transfers; Successors and Assigns.......................................................... 16
         8.1      Transfers......................................................................... 16
         8.2      Successors and Assigns............................................................ 16

9.       Notices.................................................................................... 16

10.      Defeasance................................................................................. 17

11.      Limited Recourse Against Partners.......................................................... 17

12.      Venue; Service of Process.................................................................. 17

13.      WAIVER OF JURY TRIAL....................................................................... 17

14.      General.................................................................................... 18

                           FALCON HOLDING GROUP, L.P.
                           FALCON HOLDING GROUP, INC.

                                    RESTATED
                            SUBORDINATION AGREEMENT



         This Restated Subordination Agreement (the "Agreement"), dated as of March 26, 1993 as restated as of December 28, 1995, is among Falcon Holding Group, L.P., a Delaware limited partnership ("Holding, L.P."), Falcon Holding Group, Inc., a California corporation ("Holding, Inc."), certain Subsidiaries (as defined herein) of Holding, L.P. and Holding, Inc. set forth on the signature pages hereof and AUSA Life Insurance Company, Inc. and MONY Life Insurance Company of America (the "Purchasers").

         WHEREAS, certain of the parties hereto entered into a Subordination Agreement dated as of March 26, 1993 (the "Initial Agreement"); and

         WHEREAS, the parties desire to enter into this Restated Subordination Agreement to reflect that certain Subsidiaries of Holding, L.P. have entered into a new Bank Credit Agreement and that additional amendments have been entered into with respect to the Telecable Note Agreement (as defined below) and the Cablevision Note Agreement (as defined below).

         NOW, THEREFORE, the parties agree that the Initial Agreement is hereby amended and restated in its entirety as follows:

1 .      DEFINITIONS, ETC.

         .1 REFERENCE TO AGREEMENTS; DEFINITIONS. Reference is made to:

            (a) the Note Purchase and Exchange Agreement dated as of September 15, 1988 among Falcon Cablevision ("Cablevision"), a California limited partnership, The Mutual Life Insurance Company of New York ("Mutual of New York"), MONY Life Insurance Company of America ("MONY") and MONY Legacy Life Insurance Company, which agreement has been heretofore amended,including a Ninth Amendment to Note Purchase and Exchange Agreement dated as of December 28, 1995 (as so amended, the "Cablevision Note Agreement");

            (b) the Note Purchase and Exchange Agreement dated as of October 21, 1991 among Falcon Telecable ("Telecable"), a California limited partnership, Mutual of New York and MONY, as amended by a Third Amendment to Note Purchase and Exchange

Agreement dated as of December 28, 1995 (as so amended, the "Telecable Note Agreement"); and

            (c) two separate restated Guaranty Agreements (the "Guaranty Agreements"), each dated as of March 29, 1993 as restated as of December 28, 1995 and each made by the Guarantors set forth therein. The Guaranty Agreements, respectively, guarantee the obligations arising under the Cablevision Note Agreement and the Telecable Note Agreement.

            The Telecable Note Agreement and the Cablevision Note Agreement are collectively referred to herein as the "Note Agreements". The Purchasers hold all of the Notes issued and outstanding under the Note Agreements. The obligations under the Note Agreements and the Guaranty Agreements are referred to herein as the "Obligations".

            Except as the context otherwise explicitly requires, (i) the capitalized term "Section" refers to sections of this Agreement, (ii) references to a particular Section shall include all subsections thereof and (iii) the word "including" shall be construed as "including without limitation". Capitalized terms defined in the Note Agreements are used herein with the meanings so defined. Certain other capitalized terms used in this Agreement shall have the meanings specified below:

            .2 "CONSOLIDATED HOLDING L.P. ANNUALIZED OPERATING CASH FLOW" means the product of Consolidated Holding, L.P. Operating Cash Flow multiplied by four
(4).

            .3 "CONSOLIDATED HOLDING, L.P. NET INCOME" means, for any period, the net income (or loss) of Holding, L.P. and its Subsidiaries determined in accordance with GAAP on a Consolidated basis (giving pro forma effect to the results of operations for such period of any Person or other business acquired by Holding, L.P. and its Subsidiaries; provided, however, that Consolidated Holding, L.P. Net Income shall not include:

                 (a) the income (or loss) of any Person (other than a Wholly Owned Subsidiary (as defined in the Bank Credit Agreement) of Holding, L.P. and Holding, Inc.) in which any of Holding, L.P. and its Subsidiaries has an ownership interest; provided, however, that Consolidated Holding, L.P. Net Income shall be reduced by the aggregate amount of all investments, regardless of the form thereof, made by any of Holding, L.P. or its Subsidiaries in such Person for the purpose of funding any deficit or loss of such Person;

                 (b) all amounts included in computing such net income (or loss) in respect of the write-up of any asset or the retirement of any indebtedness at less than face value after December 31, 1994;

                 (c)   extraordinary and nonrecurring gains or losses;

                 (d) the income of any Subsidiary of Holding, L.P. (other than a Restricted Company) to the extent the payment of such income in the form of a Distribution or repayment of Indebtedness to Holding, L.P. is not permitted, whether on account of any Charter or By-law restriction, any agreement, instrument, deed or lease or any law, statute, judgment, decree or governmental order, rule or regulation applicable to such Subsidiary or otherwise; and

                 (e) any after tax gains or losses attributable to the retained surplus assets of any Plan.

            .4 "CONSOLIDATED HOLDING, L.P. OPERATING CASH FLOW" means for the period of three consecutive months then most recently ended, the total of (a) Consolidated Holding, L.P. Net Income plus (b) all amounts deducted in computing such Consolidated Holding, L.P. Net Income in respect of:

                 (i) depreciation, amortization and other charges that are not expected to be paid in cash;


                 (iii) interest on Consolidated Holding, L.P. Total Debt (including payments in the nature of interest under Capitalized Leases and Interest Rate Protection Agreements);


                 (v) federal (but not state or local) taxes based upon or measured by income; and

                 (iv)  other non-cash charges;

         minus (c) revenues of Holding, L.P. that are not expected to be received in cash within the next twelve months to the extent included in calculating Consolidated Holding, L.P. Net Income.

            .5 "CONSOLIDATED HOLDING, L.P. TOTAL DEBT" means, at any date, all Financing Debt of Holding, L.P. and its Subsidiaries on a Consolidated basis minus the lesser of (a) cash and Cash Equivalents of Holding, L.P. and its Subsidiaries (as defined in the Bank Credit Agreement) on a Consolidated basis in accordance with GAAP or (b) $1,250,000 minus convertible debentures originally issued by Holding, Inc. (to the extent assumed by Holding, L.P.) to Hellman & Friedman in an amount not exceeding $5,000,000.

            .6 "FINANCIAL OFFICER" means the chief financial officer, treasurer or corporate controller of Holding, Inc. in its capacity as the managing general partner of each Investor Group Company, in such Investor Group Company's capacity as the managing general partner of a borrower under the Bank Credit Agreement (or other specified Person) or a vice president whose primary responsibility is for the financial affairs of Holding, Inc. (or other specified Person) in such capacity, all of whose incumbency and signatures have been certified to the Administrative Agent by an appropriate attesting officer of Holding, Inc. (or other specified Person).

            .7  "HOLDER OF SUBORDINATED INDEBTEDNESS" means: (a) Holding, L.P.,
(b) Holding, Inc. and (c) each Person becoming a party to this Agreement pursuant to Section 8.1.

            .8 "OBLIGOR" means Cablevision, Telecable and each other Person obligated to the Purchasers under a Guaranty Agreement.

            .9  "PARENT COMPANIES" means each of Holding, L.P. and Holding, Inc.

            .10 "REORGANIZATION" means any voluntary or involuntary dissolution, winding-up, total or partial liquidation or reorganization or restructuring, whether by judicial proceedings or otherwise, or bankruptcy, insolvency, receivership or other statutory or common law proceedings or arrangements, including any proceeding under Title 11 of the Bankruptcy Code or any similar law of any other jurisdiction, involving the Obligors or any guarantor of the Subordinated Indebtedness or any of their present or future Subsidiaries (as defined in the Bank Credit Agreement) or the readjustment of the respective liabilities of the Obligors or any such other Person or any assignment for the benefit of creditors or any marshaling of the assets or liabilities of the Obligors or any such other Person.

            .11 "SENIOR INDEBTEDNESS" means: (a) the principal of, and premium, if any, on any indebtedness of the Obligors to any Purchaser under the Note Agreements or the Guaranty Agreements, including the indebtedness evidenced by the Notes; (b) all renewals, extensions, restructuring, refinancings and refundings of Senior Indebtedness as defined in clause (a) above; (c) all fees, costs, expenses, indemnities and other obligations payable under Note Agreements or the Guaranty Agreements, or otherwise with respect to Senior Indebtedness as defined in clauses (a) and (b) above, accrued to the date of payment, whether before or after the institution by or against the Obligors of proceedings under Title 11 of the Bankruptcy Code; and (d) all interest arising on or with respect to Senior indebtedness as defined in clauses (a), (b) and (c) above accrued to the date of payment, whether before or after the institution by or against the Obligors of a Reorganization.

            .12 "SUBORDINATED INDEBTEDNESS" means: (a) the principal of and premium, if any, and interest, fees, expenses, indemnities and other obligations arising on or with respect to all indebtedness of any Obligor to any Parent Company, including indebtedness owed by the Borrowers under the Bank Credit Agreement to Holding, L.P. described in Section 7.6.14 of the Bank Credit Agreement, (b) all obligations of any Obligor to pay management fees to any Parent Company or to reimburse any Parent Company for expenses or services, (c) all obligations of any Obligor to issue securities upon conversion of or in exchange for any Subordinated Indebtedness as defined in clauses (a) or (b) above, (d) other investments by any Parent Company in the Obligors with required redemption, repurchase, interest or dividend obligations of the Obligors and (e) any and all claims, damages and liabilities of any nature whatsoever arising hereunder or with respect to any Subordinated Indebtedness as defined in clauses
(a), (b), (c) and (d) above which the Holder of Subordinated Indebtedness may now or hereafter have against any Obligors.

            .13 "SUBSIDIARIES" means each of Falcon Cable Media, a California limited partnership, Falcon Cablevision, a California limited partnership, Falcon Community Cable, L.P., Falcon Community Ventures I Limited Partnership, Falcon Telecable, a California limited partnership, Falcon Community Investors, L.P., Falcon Investors Group, Ltd., a California limited partnership, Falcon Media Investors Group, a California limited partnership, Falcon Telecable Investors Group, a California limited partnership, Athens Cablevision, Inc., Ausable Cable TV, Inc., Cedar Bluff Cablevision, Inc., Dalton Cablevision, Inc., Eastern Mississippi Cablevision, Inc., Falcon First Cable of New York, Inc., Falcon First Cable of the Southeast, Inc., Falcon First Holdings, Inc., FF Cable Holdings, Inc., Lauderdale Cablevision, Inc., Multivision Northeast, Inc., Multivision of Commerce, Inc., Plattsburg Cablevision, Inc., Scottsboro Cablevision, Inc. and Scottsboro TV Cable, Inc.

2 .     SUBORDINATION COVENANTS. The Obligors and each Holder of Subordinated
Indebtedness covenants that, until all of the Senior Indebtedness is paid in full, each will comply with such of the following provisions as are applicable to it:

         .1 SUBORDINATION. To the extent and in the manner provided in this Agreement, the payment of any Subordinated Indebtedness shall be expressly subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness, and the Subordinated Indebtedness is hereby subordinated as a claim against the Obligors, any guarantor of the Subordinated Indebtedness or any of their respective assets to the prior payment in full of the Senior Indebtedness, in each case whether such claim be (a) in the ordinary course of business or (b) in the event of any Reorganization.

         .2 RESTRICTED PAYMENTS. The Obligors will not make, and no Holder of Subordinated Indebtedness will receive, any payment of any Subordinated Indebtedness, whether in cash, securities or other property or by way of conversion, exchange or set-off or otherwise, and no such payment shall become due; provided, however, so long as immediately before and after giving effect thereto no Event of Default exists, that the Obligors may make Distributions permitted by Section 7.10 of the Bank Credit Agreement (as incorporated into the Note Agreements) to any Holder of Subordinated Indebtedness.

         .3 REORGANIZATION. During the existence of any Reorganization, all Senior Indebtedness shall first be paid in full before any payment is made on account of any Subordinated Indebtedness, and in any such proceedings seeking to effect a Reorganization any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in respect of any Subordinated Indebtedness shall be paid or delivered directly to the Purchasers for application to payment of the Senior Indebtedness, until all such Senior Indebtedness shall have been paid in full.

         .4 SPECIFIC POWERS IN REORGANIZATION. In any proceedings with respect to a Reorganization, until all Senior Indebtedness shall have been paid in full, each Holder of Subordinated Indebtedness irrevocably authorizes the Purchasers:

            (a) To prove and enforce any claims on the Subordinated Indebtedness owed by any Obligors to any Holder or Subordinated Indebtedness either in the Purchasers' name or in the name of such Holder of Subordinated Indebtedness as the attorney-in-fact of such Holder of Subordinated Indebtedness;

            (b) to accept and receive for any payment or distribution made with respect to any such Subordinated Indebtedness and to apply such payment or distribution to the payment of the Senior Indebtedness;

            (c) To vote claims comprising any Subordinated Indebtedness and to accept or reject on behalf of such Holder of Subordinated Indebtedness any plan proposed in connection with any Reorganization; and

            (d) To take any and all action and to execute any and all instruments reasonably necessary to effectuate the foregoing either in the Purchasers' name or in the name of such Holder of Subordinated Indebtedness as the attorney-in-fact of such Holder of Subordinated Indebtedness.

         .5 PAYMENTS HELD IN TRUST. If, notwithstanding the foregoing, any payment or distribution of the assets of the Obligors of any kind or character in respect of the Subordinated Indebtedness (other than payments permitted by Section 2.2) shall be received, by set-off or otherwise, by any Holder of Subordinated Indebtedness before all Senior Indebtedness then outstanding is paid in full, such payment or distribution and the amount of any such set-off shall be held in trust by such Holder of Subordinated Indebtedness and promptly paid over to the Purchasers (who shall have the right to convert any such assets into cash in a commercially reasonable manner) for application (including the application of such cash and cash proceeds) to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

         .6 NO SECURITY. The Obligors shall not give, and no Holder of Subordinated Indebtedness shall demand or receive, any security, direct or indirect, for any Subordinated Indebtedness.

         .7 RESTRICTIONS ON REMEDIES. No Holder of Subordinated Indebtedness shall, without the Purchasers' prior written consent, accelerate the maturity of, or institute proceedings to enforce, any Subordinated Indebtedness notwithstanding any provision to the contrary contained in any Subordinated Indebtedness or in any agreement or instrument relating thereto. Without limiting the generality of the foregoing sentence, no Holder of Subordinated Indebtedness shall, without the Purchasers' prior written consent commence or join with any other creditor or creditors of the Obligors in commencing any proceeding against any of the Obligors seeking to effect a Reorganization of any of the Obligors or any of their property.

         .8 RESTRICTIONS ON ACCELERATION. Notwithstanding any contrary provision of any Subordinated Indebtedness or of any agreement or instrument relating thereto, (a) no Subordinated Indebtedness shall become or be declared to be due and payable prior to the date on which the Senior Indebtedness becomes or is declared to be due and payable and (b) if any Senior Indebtedness shall have become or been declared to be due and payable prior to its stated maturity, the Subordinated Indebtedness shall become immediately due and payable.

         .9 PAYMENT IN FULL. For the purposes of this Agreement, no Senior Indebtedness shall be deemed to have been paid in full unless the holder thereof shall have received and have been permitted to retain cash equal to the amount thereof then outstanding and such Senior Indebtedness shall have been fully indefeasibly discharged.

         .10 EFFECT OF PROVISIONS. The provisions hereof as to subordination are solely for the purpose of defining the relative rights of the holders of Senior Indebtedness on the one hand and the Holders of Subordinated Indebtedness on the other hand, and such provisions shall not impair as between the Obligors and any Holder of Subordinated Indebtedness the obligation of the Obligors, which is unconditional and absolute, to pay to such Holder of Subordinated Indebtedness the principal of any Subordinated Indebtedness owed by any Obligors to such Holder of Subordinated Indebtedness and interest thereon, and all other amounts in respect thereof, nor shall any such provisions prevent any Holder of Subordinated Indebtedness from exercising all remedies otherwise permitted by applicable law or under the terms of such Subordinated Indebtedness upon a default thereunder, except to the extent set forth in this Agreement.

         .11 FURTHER ASSURANCES. The Obligors and each Holder of Subordinated Indebtedness, for itself and its successors and assigns as Holders of Subordinated Indebtedness, covenant to execute and deliver to the Purchasers such further instruments and to take such further action as the Purchasers may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

         .12 LEGEND. The Obligors and each Holder of Subordinated Indebtedness, for itself and its successors and assigns as Holders of Subordinated Indebtedness, covenant to cause each instrument or certificate representing or evidencing any of the Subordinated Indebtedness to have affixed upon it a legend in substantially the following form:

             "This instrument is subject to the Restated Subordination Agreement restated as of December 28, 1995 as from time to time in effect, among the maker, the payee, AUSA Life Insurance Company, Inc. and MONY Life Insurance Company of America, which among other things, subordinates the maker's obligations hereunder to the prior payment of certain obligations of the maker to the holders of Senior Indebtedness as defined therein."

         .13 FINANCIAL STATEMENTS. Each Holder of Subordinated Indebtedness and each Obligor shall cause any financial statement describing or listing or otherwise reflecting the existence of any indebtedness included in the Subordinated Indebtedness to indicate the existence of such Subordinated Indebtedness consistent with GAAP.

         .14 SUBORDINATION BY THE PURCHASERS. The Purchasers acknowledge and confirm that the Senior Indebtedness described herein is, pursuant to the terms of the Note Agreements and the Guaranty Agreements, subject and subordinate to the Senior Debt, as defined in the Note Agreements and the Guaranty Agreements. All rights granted herein to the Purchasers shall, to the extent applicable, be subject and subordinate to similar rights granted under separate agreements to the holders of Senior Debt.

3 .     REPRESENTATIONS AND WARRANTIES.  In order to induce the Purchasers to consent to the transactions contemplated by the Bank Credit Agreement and to amend the Note Agreements, each Parent Company hereby represents and warrants that:

         .1 ORGANIZATION AND BUSINESS. Holding, L.P. is a duly organized and validly existing limited partnership, in good standing under the laws of Delaware, and Holding, Inc. is a duly organized and validly existing corporation, in good standing under the laws of the State of California, in each case with all partnership or corporate power and authority necessary to (a) enter into and perform this Agreement and (b) own its properties and carry on the business now conducted or proposed to be conducted by it. Each Parent Company has taken all partnership or corporate action required to execute, deliver and perform this Agreement. Certified copies of the partnership agreement or Charter and By-laws, as the case may be, of each Parent Company have been previously delivered to the Purchasers and are correct complete.

         .2 FINANCIAL STATEMENTS. Holding, L.P. has previously furnished to the Purchasers copies of the Consolidated balance sheets of Holding, L.P. and certain of its Subsidiaries for the years ended December 31, 1993 and 1994, the Consolidated statements of earnings, changes in partners' equity and cash flows for the years then ended, and the unaudited balance sheet of Holding, L.P. and certain of its Subsidiaries as at September 30, 1995, and the separate unaudited statements of earnings, changes in partners' equity and cash flows of Holding, L.P. and certain of its Subsidiaries for the nine (9) month period then ended. Such financial statements have been prepared in accordance with GAAP (subject, in the case of the unaudited statements, to year-end audit adjustments and the absence of footnotes) and fairly present the financial condition of the Persons covered thereby at the date thereof and the results of their operations for the years covered thereby. Holding, L.P. does not have any known material contingent liabilities which are not referred to in such financial statements.

         .3 ENFORCEABILITY; NO LEGAL OBSTACLE TO AGREEMENTS. This Agreement constitutes the legal, valid and binding obligation of each Parent Company, enforceable against such Person in accordance with its terms. Neither the execution and delivery by either Parent Company of this Agreement, nor the consummation of any transaction referred to in or contemplated by this Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted, or will constitute or result in:

            (a) Any breach or termination of the provisions of any agreement, instrument, deed or lease to which either Parent Company is a party or by which either Parent Company is bound;

            (b) the violation of any law, statute, judgment, decree or governmental order, rule or regulation applicable to either Parent Company;

            (c) The creation under any agreement, instrument, deed or lease of any Lien upon any of the assets of either Parent Company; or

            (d) Any redemption, retirement or other repurchase obligation of either Parent Company under any partnership agreement, Charter, By-law, agreement, instrument, deed or lease.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by either Parent Company in connection with the execution, delivery and performance of this Agreement, or the transactions contemplated hereby.

4 .      GENERAL COVENANTS.  Each Parent Company covenants that, until all of the Obligations shall have been paid in full, it will comply with the following provisions:

         .1 PRESERVATION OF CORPORATE EXISTENCE, ETC. Each Parent Company will at all times preserve and keep in full force and effect its legal existence, rights and franchises.

         .2 TAXES AND OTHER CHARGES; ACCOUNTS PAYABLE.

         .1 TAXES AND OTHER CHARGES. Each Parent Company will duly pay and discharge, or cause to be paid and discharged, before the same shall become in arrears, all taxes, assessments and other governmental charges imposed upon such Parent Company and its properties, sales or activities, or upon the income or profits therefrom, as well as all claims for labor, materials or supplies which if unpaid might by law become a Lien upon any of its property; provided, however, that any such tax, assessment, charge, or claim need not be paid if the validity or amount thereof shall at the time be contested in good faith by appropriate proceedings (or if all such unpaid taxes, assessments, charges or claims do not exceed $100,000 in the aggregate) and if such Parent Company shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto; and provided, further, that such Parent Company will pay or bond all such taxes, assessments, charges or other governmental claims immediately upon the commencement of proceedings to foreclose any Lien which may have attached as security therefore (except to the extent such proceedings have been dismissed or stayed).

         .2 ACCOUNTS PAYABLE. Each Parent Company will promptly pay when due, or in conformity with customary trade terms, all other Indebtedness incident to the operations of such Parent Company; provided, however, that any such Indebtedness need not be paid if the validity or amount thereof shall at the time be contested in good faith and if such Parent Company shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto.

         .3 FINANCIAL STATEMENTS AND REPORTS. Holding, L.P. will maintain a system of accounting in which full and correct entries will be made of all transactions in relation to its business and affairs in accordance with GAAP. The fiscal year of Holding, L.P. will end on December 31 in each year.

            .1 ANNUAL REPORTS. Holding, L.P. will furnish to the Purchasers as soon as available, and in any event within ninety (90) days after the end of each fiscal year, the Consolidated and Consolidating balance sheet of Holding, L.P. and its Subsidiaries as at the end of such fiscal year, the Consolidated and Consolidating statements of earnings, changes in partners' equity and cash flows of Holding, L.P. and its Subsidiaries for such fiscal year (all in reasonable detail), and together with comparative figures for the preceding fiscal year all accompanied by:

                 (a) Unqualified reports of Ernst & Young, LLP (or, if they cease to be auditors of Holding, L.P., independent certified public accountants of recognized national standing reasonably satisfactory to the Purchasers), to the effect that they have audited such Consolidated financial statements in accordance with generally accepted auditing standards and that such Consolidated financial statements present fairly, in all material respects, the financial position of Holding, L.P. and its Subsidiaries at the dates thereof and the results of their operations for the periods covered thereby in conformity with GAAP.

                 (b) The statement of such accountants that they have caused this Agreement to be reviewed and that in the course of their audit of Holding, L.P. and its Subsidiaries no facts have come to their attention that cause them to believe that any default exists hereunder and in particular that they have no knowledge of any default under Section 4 or, if such is not the case, specifying such default and the nature thereof. This statement is furnished by such accountants with the understanding that the examination of such accountants cannot be relied upon to give such accountants knowledge of any such default except as it relates to accounting or auditing matters within the scope of their audit.

                 (c) a certificate of a Financial Officer of Holding, L.P. to the effect that such officer has caused this Agreement to be reviewed and has no knowledge of any default hereunder, or if such officer has such knowledge, specifying such default and the nature thereof, and what action the Parent Companies have taken, are taking or propose to take with respect thereto.

                 (d) In the event of a material change in GAAP after the date hereof, Computations, certified by a Financial Officer of Holding, L.P., reconciling the financial statements referred to above with financial statements prepared in accordance with GAAP as applied to the other covenants in Section 4 and related definitions.

                 (e) Computations demonstrating, as of the end of such fiscal year, compliance with Section 7.10.4 of the Bank Credit Agreement (as incorporated into the Note Agreements) and Section 4.5.

            .2 QUARTERLY REPORTS. Holding, L.P. will furnish to the Purchasers as soon as available and, in any event, within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year, the internally prepared Consolidated balance sheet of Holding, L.P. and its Subsidiaries as of the end of such fiscal quarter and the Consolidated statements of earnings, changes in partners' equity and cash flows of Holding, L.P. and its Subsidiaries for such fiscal quarter and for the portion of the fiscal year then ending (all in reasonable detail), together with comparative figures for the same period in the preceding fiscal year, all accompanied by:

                 (a) A certificate signed by a Financial Officer of Holding, L.P. to the effect that such financial statements have been prepared in accordance with GAAP and present fairly, in all material respects, the financial position of Holding, L.P. and its Subsidiaries covered thereby at the dates thereof and the results of their operations for the periods covered thereby, subject only to normal year-end audit adjustments and the addition of footnotes.

                 (b) In the event of a material change in GAAP after the date hereof, computations, certified by a Financial Officer of Holding, L.P., reconciling the financial statements referred to above with financial statements prepared in accordance with GAAP as applied to the other covenants in Section 5 and related definitions.

                 (c) Computations demonstrating, as of the end of such fiscal quarter, compliance with Section 7.10.4 of the Bank Credit Agreement (as incorporated into the Note Agreements) and Section 4.5.

                 (d) A certificate signed by a Financial Officer of Holding, L.P. to the effect that such officer has caused this Agreement to be reviewed and has no knowledge of any default hereunder, or if such officer has such knowledge, specifying such default and the nature thereof and what action the Parent Companies have taken, are taking or propose to take with respect thereto.

         .3 OTHER INFORMATION. From time to time upon request of any authorized officer of either Purchaser, the Parent Companies will furnish to the Purchasers such other information regarding the business, affairs and condition, financial or otherwise, of the Parent Companies as such officer may reasonably request. The authorized officers and representatives of either Purchaser shall have the right during normal business hours to examine the books and records of the Parent Companies and to make copies, notes and abstracts therefrom, for the purpose of verifying the accuracy of the reports delivered by the Parent Companies pursuant to this Section 4.3 or otherwise and ascertaining compliance with this Agreement.

         .4 NOTICE OF MATERIAL LITIGATION; NOTICE OF DEFAULTS, ETC. The Parent Companies will promptly furnish to the Purchasers notice of the occurrence of any litigation or any administrative or arbitration proceeding to which either Parent Company may hereafter become a party which may involve any material risk of any material final judgment or liability not adequately covered by insurance or which may otherwise result in a Material Adverse Change (as defined in the Bank Credit Agreement), and notices by any lenders, trustees or investors of any defaults, acceleration of time for payment or special prepayments with respect to any other indebtedness of either Parent Company.

         .4 MERGER AND CONSOLIDATION. The Parent Companies will not merge or enter into a consolidation; provided, however, that Holding, L.P. may convert to a successor corporation that would not result in an Event of Default immediately after such succession and that enters into assumption agreements with respect to this Agreement reasonably satisfactory to the Purchasers in all respects.

         .5 RESTRICTIONS ON FINANCING DEBT. Neither Parent Company shall create, incur, assume or otherwise become or remain liable with respect to any Financing Debt (other than notes evidencing PIK Interest Payments, Holding, L.P. Senior Subordinated Notes and Financing Debt outstanding on the date hereof and reflected on the pro-forma balance sheet referred to in Section 3.2 above) unless:

            (a) prior to the incurrence of any such Financing Debt, the Parent Companies shall have delivered to the Purchasers a certificate signed by a Financial Officer of Holding, L.P. demonstrating that on a pro-forma basis (after giving effect to the incurrence of such Financing Debt) Consolidated Holding, L.P. Total Debt shall not on the date on which such Financing Debt is to be incurred exceed the percentage indicated in the table below of Consolidated Holding L.P. Annualized Operating Cash Flow as of the end of the most recent fiscal quarter for which financial statements have been (or are required to have been) furnished to the Purchasers in accordance with Section 4.3.2.

        Date                                            Percentage
        ----                                            ----------
        Prior to June 30, 1998                             850%

        June 30, 1998 through June 29, 1999                800%

        June 30, 1999 through June 29, 2000                750%

        June 30, 2000 through June 29, 2001                700%

        June 30, 2001 and thereafter                       650%

            (b) prior to the incurrence of any such Financing Debt that requires either cash interest payments at a rate exceeding 14% per annum or principal repayments or sinking fund payments prior to the final maturity date of the Notes, the Parent Companies shall have received the prior written consent of the Purchasers to the incurrence of such Financing Debt.

         .6 NO CASH PAYMENTS ON SENIOR SUBORDINATED DEBT. Prior to September 30, 2000, neither Parent Company shall make any cash payment of principal of or interest on the Senior Subordinated Notes issued by Holding, L.P.

         .7 TRANSACTIONS WITH AFFILIATES. Each Parent Company shall not effect any transaction with any Affiliate of a Restricted Company (other than any Restricted Company) on a basis less favorable to such Parent Company than would be the case if such transaction had been effected with a non-Affiliate.

         .8 SENIOR SUBORDINATED DEBT AMENDMENTS AND WAIVERS. Neither Parent Company shall permit any amendment or waiver with respect to the Holding, L.P. Senior Subordinated Notes.

         .9 CERTAIN CONSENTS. Holding, L.P. shall proceed in good faith to obtain all franchise and other consents to the transactions contemplated by the Bank Credit Agreement which consents have not been obtained on or prior to the Third Amendment Closing Date.

5 .      INFORMATION REGARDING THE OBLIGORS. Each Holder of Subordinated
Indebtedness expressly acknowledges and agrees that such Holder of Subordinated Indebtedness has made such investigation as it deems desirable of the risks undertaken by such holder in entering into this Agreement and is fully satisfied that it understands all such risks. Each Holder of Subordinated Indebtedness waives any obligation which may now or hereafter exist on the part of the Purchasers or any holder of any Senior Indebtedness to inform any Holder of Subordinated Indebtedness of the risks being undertaken by entering into this Agreement or of any changes in such risks and, from and after the date hereof, each Holder of Subordinated Indebtedness undertakes to keep itself informed of such risks and any changes therein. Each Holder of Subordinated Indebtedness expressly waives (except to the extent prohibited by applicable law which cannot be waived) any duty which may now or hereafter exist on the part of the Purchasers or any holder of any Senior Indebtedness to disclose to such Holder any matter related to the business, operations, character, collateral, credit or condition (financial or otherwise) or prospects of any of the Obligors whether now or hereafter known by any Purchaser. Each Holder of Subordinated Indebtedness represents, warrants and agrees that it assumes sole responsibility for obtaining from the Obligors all information concerning the Obligations and all other information as to the Obligors and their properties or management or anything relating to any of the above as it deems necessary or desirable.

6 .      CONTINUING AGREEMENT, ETC. This Agreement shall be a continuing agreement, shall be irrevocable and shall remain in full force and effect until the indefeasible payment in full of the Senior Indebtedness then outstanding in accordance with the terms thereof. No action which the holders of the Senior Indebtedness or any Obligors may take or refrain from taking with respect to the Senior Indebtedness, including any amendments thereto, shall affect the provisions of this Agreement or the obligations of the Parent Companies or any Holder of Subordinated Indebtedness hereunder. No right of the Purchasers or any present or future holder of any of the Senior Indebtedness shall at any time be prejudiced or impaired by any act or failure to act on the part of the Parent Companies or by any act or failure to act, in good faith, by any Purchaser or any such holder, or by any noncompliance by the Parent Companies with the terms of this Agreement, regardless of any knowledge thereof which any Purchaser or any such holder may have or otherwise be charged with.

7 .      WAIVERS; POWERS, ETC.

         .1 SPECIFIC PERFORMANCE. The Purchasers are authorized to demand specific performance of this Agreement at any time when the Parent Companies or any Holder of Subordinated Indebtedness shall have failed to comply with any provision hereof applicable to it, and each of them irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor by the Purchasers.

         .2 CONSENT TO NOTE AGREEMENTS AND GUARANTY AGREEMENTS. The Parent Companies and each Holder of Subordinated Indebtedness acknowledge receipt from the Obligors of a correct and complete copy of the Note Agreements and Guaranty Agreements as in effect as of the date hereof, and consent to all of the provisions of the Note Agreements and Guaranty Agreements as in effect as of such date and agree that their consent is not required for any amendments, modifications or waivers of the provisions thereof.

         .3 POWER TO MODIFY, ETC. Each Parent Company and each Holder of Subordinated Indebtedness grants, to the extent permitted by applicable law that cannot be waived, the Purchasers full power, in their sole discretion, without notice to or consent by any Holder of Subordinated Indebtedness and without in any way affecting the subordination of the Subordinated Indebtedness provided in this Agreement.

            .1 To waive compliance with any Event of Default under, and to consent to any amendment or change or any terms of, the Note Agreements or the Guaranty Agreements (each as from time to time in effect);

            .2 To grant one or more extensions or renewals of the Obligations (for any period, no matter how long), and any other indulgence with respect thereto and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of the Obligors in respect of the Obligations, whether or not rights against the Obligors under this Agreement are reserved in connection therewith;

            .3 To take security in any form for the Obligations and to consent to the addition to or the substitution, exchange, release, failure to perfect or any other disposition of, and to deal in any other manner with, to the extent permitted by applicable law that cannot be waived, all or part of any property which may from time to time secure the Obligations whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future guarantees of the Obligations and to proceed against any such guarantees in any order; and

            .4 To collect or liquidate any of the Obligations in any manner or to refrain from collecting or liquidating any of the Obligations.

         .4 NO SUBROGATION. Until the Obligations have been indefeasibly paid in full, each Parent Company hereby agrees with the Purchasers that it waives all rights of reimbursement, subrogation, contribution, offset and other claims against the Obligors arising by contract or operation of law in connection with any payment made or required to be made by such Parent Company under this Agreement.

8 .      TRANSFERS; SUCCESSORS AND ASSIGNS.

         .1 TRANSFERS. No Holder of Subordinated Indebtedness will sell, assign, transfer or otherwise dispose of any Subordinated Indebtedness except to another Person which shall have entered into this Agreement with the Purchasers.

         .2 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of the Purchasers and their successors and assigns and shall be binding upon the Obligors and the Holders of Subordinated Indebtedness and their respective successors and assigns.

9 .      NOTICES. Except as otherwise specified in this Agreement, any notice required to be given pursuant to this Agreement shall be given in writing. Any notice, demand or other communication in connection with this Agreement shall be deemed to be given if given in writing (including telex, telecopy (confirmed by telephone or writing) or similar teletransmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address(evidenced in the case of a telex by receipt of the correct answerback) or (b) in the case of a letter, five days shall have elapsed after the same shall have been deposited in the United Stats mails, with first-class postage prepaid and registered or certified.

            If to either Parent Company, to it at the address set forth on the signature page hereof;

            If to any Restricted Company, to it at its address set forth in the Guaranty Agreements;

            If to either Purchaser, to it at its address set forth in the Note Agreements;

or to such other address as provided by any party hereto in writing to the other parties hereto.

10 .     DEFEASANCE. When all Obligations have been paid, performed and determined by the Purchasers to have been indefeasibly discharged in full, this Agreement shall terminate.

11 .     LIMITED RECOURSE AGAINST PARTNERS. The remedies of the holders of the
Obligations, including any remedy which could be exercised upon the occurrence of an Event of Default, shall be limited to the extent that none of the partners of Holding, L.P. shall have any personal liability as a general partner or limited partner of Holding, L.P. with respect to the Obligations, and in no event shall any such partner be personally liable as a general partner or limited partner for any deficiency judgment for any Obligation; provided, however, that the provisions of this Section 11 shall not impair the ability of any holder of any Obligation (a) to realize on the assets of any Obligor or any of its Subsidiaries or (b) to pursue any remedy against any guarantor of the Obligations.

12 .     VENUE; SERVICE OF PROCESS.  Each Parent Company and each Holder of
Subordinated Indebtedness, by its execution hereof:

         (a) Irrevocably submits to the nonexclusive jurisdiction of the state courts of The State of New York and to the nonexclusive jurisdiction of the United States District Court for the District New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, or the subject matter hereof or thereof brought by the Purchasers, any holder of Senior Indebtedness or their successors or assigns; and

         (b) Waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such court.

Each Parent Company and each Holder of Subordinated Indebtedness hereby agrees that service of process by registered or certified mail, return receipt requested, at its address specified in or pursuant to Section 9 is reasonably calculated to give actual notice.

13 .     WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW
THAT CANNOT BE WAIVED, EACH PARENT COMPANY AND EACH HOLDER OF SUBORDINATED INDEBTEDNESS AND THE PURCHASERS HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND OR ACTION ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OBLIGATION OR IN ANY WAY CONNECTED WITH THE DEALINGS OF THE PURCHASERS OR SUCH PARENT COMPANY OR ANY HOLDER OF SUBORDINATED INDEBTEDNESS IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. Each Parent Company and each Holder of Subordinated Indebtedness acknowledges that it has been informed by the Purchasers that the provisions of this Section 13 constitute a material inducement upon which each of the Purchasers has relied, is relying and will rely in entering into this Agreement, and that it has reviewed the provisions of this Section 13 with its counsel. The Purchasers, any Parent Company or any Holder of Subordinated Indebtedness may file an original counterpart or a copy of this Section 13 with any court as written evidence of the consent of the Purchasers, any Parent Company or any Holder of Subordinated Indebtedness to the waiver of their rights to trial by jury.

14 .     GENERAL. The headings in this Agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. This Agreement and the other documents referred to herein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE STATE OF NEW YORK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                         NEXT PAGE IS SIGNATURE PAGE.]

         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                        FALCON HOLDING GROUP, L.P.

                                        By:     FALCON HOLDING GROUP, INC.,
                                                general partner


                                                By______________________________

                                                  Title_________________________


                                        FALCON CABLE TV
                                        10900 Wilshire Boulevard
                                        Fifteenth Floor
                                        Los Angeles, CA  90024


                                        FALCON HOLDING GROUP, INC.


                                        By______________________________________

                                          Title_________________________________


                                        FALCON CABLE TV
                                        10900 Wilshire Boulevard
                                        Fifteenth Floor
                                        Los Angeles, CA  90024


                                        AUSA LIFE INSURANCE COMPANY, INC.


                                        By______________________________________

                                          Title_________________________________


                                        MONY LIFE INSURANCE COMPANY
                                        OF AMERICA


                                        By______________________________________

                                          Title_________________________________

                                        FALCON CABLE MEDIA, A CALIFORNIA
                                          LIMITED PARTNERSHIP
                                        FALCON CABLEVISION, A CALIFORNIA
                                          LIMITED PARTNERSHIP
                                        FALCON COMMUNITY CABLE, L.P.
                                        FALCON COMMUNITY VENTURES I
                                          LIMITED PARTNERSHIP
                                        FALCON TELECABLE, A CALIFORNIA
                                          LIMITED PARTNERSHIP
                                        FALCON COMMUNITY INVESTORS, L.P.
                                        FALCON INVESTORS GROUP, LTD.,
                                          A CALIFORNIA LIMITED PARTNERSHIP
                                        FALCON MEDIA INVESTORS GROUP,
                                          A CALIFORNIA LIMITED PARTNERSHIP
                                        FALCON TELECABLE INVESTORS GROUP,
                                          A CALIFORNIA LIMITED PARTNERSHIP

                                        By:     FALCON HOLDING GROUP, INC., as
                                                general partner, or general
                                                partner, of each of the fore-
                                                going Restricted Companies


                                                By______________________________

                                                  Title_________________________

                                        FALCON FIRST, INC.


                                        By______________________________________

                                          Title_________________________________

                                        ATHENS CABLEVISION, INC.
                                        AUSABLE CABLE TV, INC.
                                        CEDAR BLUFF CABLEVISION, INC.
                                        DALTON CABLEVISION, INC.
                                        EASTERN MISSISSIPPI CABLEVISION, INC.
                                        FALCON FIRST CABLE OF NEW YORK, INC.
                                        FALCON FIRST CABLE OF THE SOUTHEAST,
                                          INC.
                                        FALCON FIRST HOLDINGS, INC.
                                        FF CABLE HOLDINGS, INC.
                                        LAUDERDALE CABLEVISION, INC.
                                        MULTIVISION NORTHEAST, INC.
                                        MULTIVISION OF COMMERCE, INC.
                                        PLATTSBURG CABLEVISION, INC.

                                        SCOTTSBORO CABLEVISION, INC.
                                        SCOTTSBORO TV CABLE, INC.


                                        By______________________________________
                                          As an authorized officer of each
                                          of the foregoing corporations

                                    RESTATED
                               GUARANTY AGREEMENT

         GUARANTY AGREEMENT (this "Agreement" or this "Guaranty Agreement"), dated as of March 29, 1993, as restated as of December 28, 1995, jointly and severally from each of FALCON TELECABLE, A CALIFORNIA LIMITED PARTNERSHIP, FALCON CABLE MEDIA, A CALIFORNIA LIMITED PARTNERSHIP, FALCON COMMUNITY CABLE, L.P., a Delaware limited partnership, FALCON COMMUNITY VENTURES I LIMITED PARTNERSHIP, a California limited partnership, FALCON INVESTORS GROUP, LTD., A CALIFORNIA LIMITED PARTNERSHIP, FALCON TELECABLE INVESTORS GROUP, A CALIFORNIA LIMITED PARTNERSHIP, FALCON MEDIA INVESTORS GROUP, A CALIFORNIA LIMITED PARTNERSHIP, FALCON COMMUNITY INVESTORS, L.P., a California limited partnership, and FALCON FIRST, INC., a Delaware corporation, (together with each other Person who is or becomes a guarantor hereunder,herein referred to individually as a "Guarantor", and collectively, as the "Guarantors"), in favor of the AUSA LIFE INSURANCE COMPANY, INC. (the "Purchaser", which term shall include its successors and assigns, including, without limitation, any one or more Persons holding any one or more of the Notes (as defined below) on or after the date hereof).

                              W I T N E S S E T H:

         WHEREAS, by a Note Purchase and Exchange Agreement dated as of September 15, 1988 (as amended from time to time prior to the date hereof, the "Old Note Purchase Agreement") by and between Falcon Cablevision, a California limited partnership (the "Company"), and The Mutual Life Insurance Company of New York, MONY Life Insurance Company of America and MONY Legacy Life Insurance Company, the Company issued inter alia its 11.54% Subordinated Notes due September 30, 1998 and such Notes were subsequently exchanged for a like principal amount of the Company's 12% Subordinated Notes due December 31, 1995 (such notes, and any and all other notes for which such Notes, or any successor Notes, may be substituted or exchanged pursuant to the Note Purchase Agreement (defined below), are herein referred to as the "Notes"); and

         WHEREAS, certain of the parties hereto entered into that certain Guaranty Agreement dated March 29, 1993 (the "Original Guaranty"); and

         WHEREAS, concurrently herewith, the Purchaser and the Company are entering into that certain Ninth Amendment to Note Purchase and Exchange Agreement, dated as of December 28, 1995 (the "Amendment"), pursuant to which, inter alia, the Company and the Purchaser are amending certain provisions of the Old Note Purchase Agreement (as amended by the Amendment, and as amended further from time to time, the Old Note Purchase Agreement is herein referred to as the "Note Purchase Agreement"); and

         WHEREAS, concurrently with the execution and delivery of the Amendment by the Company and the Purchaser, each of the Company, Falcon Cablevision, a California Limited Partnership, Falcon Cable Media, a California limited partnership, Falcon Community Cable, L.P., a Delaware limited partnership, Falcon Community Ventures I Limited Partnership, a California limited partnership and Falcon First, Inc., a Delaware corporation (collectively, the "Bank Borrowers") are entering into that certain Credit Agreement (the "Bank Credit Agreement") dated as of December 28, 1995, by and between the Company, the other Bank Borrowers, the banks signatory thereto as lenders (the "Banks") and The First National Bank of Boston, as managing agent; and

         WHEREAS, the Old Note Purchase Agreement provides, inter alia, for a limitation on certain actions by the Company; and

         WHEREAS, in the absence of the execution and delivery of the Amendment by the Purchaser, (i) the Company would be unable to enter into the Bank Credit Agreement and (ii) the Banks would be unwilling to enter into the Bank Credit Agreement with the Company and the other Bank Borrowers; and

         WHEREAS, the Bank Credit Agreement will provide the Company, the other Bank Borrowers and the Guarantors which are not Bank Borrowers access to credit and funds in excess of the amount of credit and funds available to them in the absence of the Bank Credit Agreement; and

         WHEREAS, it is a condition precedent to the entry by the Company and the other Bank Borrowers into the Bank Credit Agreement that the Purchaser and the Company enter into the Amendment; and

         WHEREAS, it is a condition precedent to the entry by the Purchaser and the Company into the Amendment that the Company and the Guarantors enter into this Agreement and guarantee the payment and performance of all obligations of the Company arising under, or in respect of, the Notes and the Note Purchase Agreement, as further set forth herein; and

         WHEREAS, each Guarantor desires that the Purchaser enter into the Amendment and each is willing to execute this Guaranty Agreement in order to induce the Purchaser to do so; and

         NOW, THEREFORE, in order to induce the Purchaser to enter into the Amendment, and in consideration therefor, and in consideration of $1.00 and other good and valuable consideration to each

Guarantor paid (the receipt and sufficiency of which are hereby acknowledged), each Guarantor hereby agrees that the Original Guaranty is hereby restated in full as follows:

         1. DEFINITIONS. The capitalized terms used herein, which are defined or referred to in Section 6 hereof, shall have the respective meanings ascribed to them in said Section 6. All other capitalized terms used herein but not defined herein shall have the respective meanings assigned to them within the Note Purchase Agreement.

         2. THE GUARANTY. Each Guarantor hereby irrevocably and unconditionally, and jointly and severally with each other Guarantor, guarantees, as and for its own debt, until final and indefeasible payment has been made, the due and punctual payment of the principal and interest of, and premium or Make-Whole Amount, if any, on all Notes at any time outstanding and the due and punctual payment of all moneys payable, and all other indebtedness owing, by the Company under the Note Purchase Agreement and all other documents contemplated thereby (collectively, the "Indebtedness") in each case when and as the same shall become due and payable, whether at maturity, pursuant to mandatory or optional prepayment, by acceleration or otherwise, all in accordance with the terms and provisions thereof; it being the intent of each Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection. Each Guarantor hereby further unconditionally, jointly and severally with each other Guarantor, guarantees the punctual and faithful performance, keeping, observance and fulfillment by the Company of all duties, agreements, covenants and obligations of the Company contained in the Notes, in the Note Purchase Agreement and the other documents to which it is a party. In the event the Company fails to make, or before the due date thereof, any payment to be made of any principal amount of, or interest, premium or Make-Whole Amount (if any) on, or in respect of, the Notes or of any other amounts due under the Notes, the Note Purchase Agreement or the other documents to which the Company is a party, or if the Company shall fail to perform, keep, observe or fulfill any such obligation as aforesaid in the manner provided in any one or more of the Notes, the Note Purchase Agreement or such other documents, each Guarantor shall cause forthwith to be paid the moneys or to be performed, kept, observed or fulfilled each of said obligations in respect of which such failure has occurred as if such payment or performance, as the case may be, were being made under the Notes, the Note Purchase Agreement or such other documents, as appropriate.

         Each Guarantor does hereby waive: notice of acceptance hereof; notice of any purchase of Notes issued under the Note Purchase Agreement or the extension of credit from time to time given by any Purchaser to the Company and the creation, existence or acquisition of any of the Indebtedness; notice of the amount of the Indebtedness, subject, however, to each Guarantor's right to make inquiry of the Purchaser to ascertain the amount of the Indebtedness at any reasonable time; notice of adverse change in the financial condition of the Company or of any other fact which might increase any Guarantor's risk; notice of presentment for payment, demand, protest and notice thereof as to the Notes or any other instrument; notice of default; all defenses, offsets and counterclaims which any Guarantor may at any time have to any claim of the Purchaser against the Company; and all other notices and demands to which any Guarantor might otherwise be entitled.

         Each Guarantor further waives the rights by statute or otherwise to require the Purchaser to institute suit against the Company or to exhaust its rights and remedies against the Company or any other guarantor, each Guarantor being bound to the payment of each and all Indebtedness whether now existing or hereafter accruing as fully as if such Indebtedness were directly owing to the Purchaser by each Guarantor. Each Guarantor further waives any defense arising by reason of any disability or other defense of the Company or by reason of the cessation from any cause whatsoever of the liability of the Company. Until all of the Indebtedness shall have been paid in full, each Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of the Company. Nothing shall discharge or satisfy the liability of each Guarantor hereunder except the full and final performance and indefeasible payment of the Indebtedness.

         The Purchaser shall have, to the fullest extent permitted by law, the right of set-off in respect of any and all credits and any and all other property of any Guarantor, now or at any time whatsoever with, or in the possession of, the Purchaser for any and all obligations of such Guarantor hereunder.

         Each Guarantor consents and agrees that, without notice to or by such Guarantor and without affecting or impairing the obligations of such Guarantor hereunder, the Purchaser may, in the manner provided in the Note, the Note Purchase Agreement or any other documents to which any is a party, by action or inaction, compromise or settle, extend the period of duration or the time for the payment or discharge or performance of, or may refuse to, or otherwise not, enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Notes, the Note Purchase Agreement or any other document to which any is a party, or may grant other indulgences to the Company in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Notes, the Note Purchase Agreement, or any other such document, or may, by action or inaction, release or substitute any one or more of the endorsers or guarantors of the Indebtedness, whether parties to this instrument or not.

         Each Guarantor consents and agrees that the Purchaser shall be under no obligation to marshall any assets in favor of such Guarantor, or against or in payment of any or all of the Indebtedness. Each Guarantor agrees to pay all expenses incurred by the Purchaser in connection with the protection, assertion or enforcement of its rights under this Guaranty Agreement, including, without limitation, court costs, collection charges and reasonable attorneys' fees and disbursements. Each Guarantor further agrees that, to the extent the Company makes a payment or payments to the Purchaser, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reason, to be repaid or paid over to a custodian, trustee, receiver or any other party under any bankruptcy law or act, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made and each Guarantor shall be primarily liable for such obligation.

         In the event that for any reason whatsoever, the Company is now or hereafter becomes indebted to any Guarantor, such Guarantor agrees that the amount of such indebtedness and all interest thereon shall at all times be subordinate as to time of payment and in all other respects to all obligations of the Company to the Purchaser which are covered by, or referred to in, this Guaranty Agreement, and that such Guarantor shall not be entitled to enforce or receive payment thereof until all sums then due and owing to the Purchaser shall have been in full.

         Each Guarantor agrees that the liability of such Guarantor in respect of this Guaranty Agreement shall be immediate and shall not be contingent upon the exercise or enforcement by the Purchaser of whatever remedies they may have against the Company or any other guarantor hereunder or otherwise or the enforcement of any lien or realization upon any security the Purchaser may at any time possess or have available for its benefit or upon any action or exercise or enforcement of any right or remedies by the Purchaser against the Company or any other guarantor hereunder or otherwise.

         The guaranty set forth herein is a primary and original obligation of each Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment and performance and shall remain in full force and effect without respect to future changes in conditions, including change of law or any invalidity or irregularity with respect to the issuance of any obligations (including, without limitation, the Notes) of the Company to the Purchaser, or with respect to the execution and delivery of any agreement (including, without limitation, the Amendment and the Note Purchase Agreement) between the Company and the Purchaser.

         The Purchaser shall have the right to seek recourse against each Guarantor to the full extent provided for herein, and against the Company, to the full extent provided for in the Notes and the Note Purchase Agreement. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the right of the Purchaser to proceed in any other form of action or proceeding or against other parties unless the Purchaser has expressly waived such right in writing. Specifically, with without limiting the generality of the foregoing, no action or proceeding by the Purchaser against the Company under any document or instrument evidencing obligations of the Company to the Purchaser shall serve to diminish the liability of any Guarantor except to the extent that the Purchaser finally and unconditionally shall have realized payment by such action or proceeding, notwithstanding the effect of any such action or proceeding upon such Guarantor's right of subrogation against the Company. Each Guarantor is fully aware of the financial condition of the Company. Each Guarantor delivers this guaranty based solely upon its own independent investigation and in no part upon any representation or statement of the Purchaser with respect thereto. Each Guarantor is in a position to obtain, and hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of the Company as such Guarantor may deem material to its obligations hereunder, and each Guarantor is not relying upon, nor expecting, the Purchaser to furnish it any information concerning the financial condition of the Company.

         At the request of the Purchaser, each Guarantor shall, from time to time, prepare and deliver to the Purchaser a complete and current financial statement of such Guarantor setting forth all the assets and liabilities of such Guarantor (and, to the extent any person other than such Guarantor has any interest in said assets or any person other than such Guarantor is jointly liable for any of said obligations, said matters shall be set forth in their entirety in the financial statements) all signed by such Guarantor under oath as being true, correct and complete.

17 .     WARRANTIES, REPRESENTATIONS AND COVENANTS.

         .1 WARRANTIES AND REPRESENTATIONS TRUE AND CORRECT. Each and every warranty and representation contained in the Bank Credit Agreement with respect to the Guarantors (whether the Guarantors are referred to therein specifically as the "Guarantors", as the "Restricted Companies", as one or more of the "Subsidiaries", or otherwise), is true and correct and each

Guarantor hereby affirms, confirms, gives and makes each and every such warranty and representation as if set forth herein in full. Each statement contained in the introductory and recital paragraphs of this Guaranty Agreement is accurate.

         .2 ADDITIONAL WARRANTIES AND REPRESENTATIONS. Each of the Guarantors hereby warrants, represents and covenants that:

            (a) it is in its best interest and in pursuit of its partnership or corporate purposes as an integral part of the business conducted and proposed to be conducted by each Guarantor, and reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by it, to induce the Purchaser to enter into the Amendment, which is a condition precedent to the transactions contemplated by the Bank Credit Agreement;

            (b) the credit available to such Guarantor under the Bank Credit Agreement will directly or indirectly inure to its benefit;

            (c) by virtue of the foregoing it is receiving at least reasonably equivalent consideration from the Purchaser for its guaranty and the other undertakings and premises contained herein;

            (d) it will not be rendered insolvent as a result of entering into this Agreement;

            (e) after giving effect to the transactions contemplated by this Agreement, that certain Guaranty Agreement between the Company, the Guarantors, MONY Life Insurance Company of America and the Purchaser of even date herewith with respect to the 11.56% Subordinated Notes (Series A and B) due March 31, 2001 of Falcon Telecable, a California Limited Partnership, the Amendment and the Bank Credit Agreement, such Guarantor will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they have become absolute and matured;

            (f) it has, and will have, access to adequate capital for the conduct of its business;

            (g) it has the ability to pay its debts from time to time incurred in connection therewith as such debts mature; and

            (h) it has been advised by the Company, the Purchaser and the Banks that the Purchaser is unwilling to enter into the Amendment unless the guaranties and other undertakings contemplated hereunder are given by it.

         .3 NO AMENDMENT TO BANK CREDIT AGREEMENT; COMPLIANCE WITH COVENANTS.

            (a) The Guarantors and the Company covenant, individually and together, jointly and severally, that they will not enter into any amendment, modification, supplement or other alteration to, or extension of, the Bank Credit Agreement or the Pledge and Subordination Agreement dated as of December 28, 1995 among Falcon Holding Group, L.P., Falcon Holding Group, Inc., the Company, the Guarantors and The First National Bank of Boston, which would materially interfere with the ability of the Guarantors and the Company to pay the indebtedness without the written consent of the Purchaser.

            (b) Each of the Guarantors will comply, or cause the Company to comply, with each of the covenants, terms and requirements contained in
     Section 7 of the Note Purchase Agreement.

   4. SUBORDINATED NATURE OF CERTAIN OBLIGATIONS. The Indebtedness guarantied by each of the Guarantors hereunder is subordinate and junior to "Senior Debt" (as defined in the Note Purchase Agreement), as provided in the Note Purchase Agreement. The obligations of the Guarantors hereunder in respect of the Indebtedness are subordinate and junior in right of payment to Senior Debt with respect to which such Guarantors are liable, in the same manner and with the same effect as "Subordinated Debt" (as defined in the Note Purchase Agreement) is subordinate and junior to Senior Debt as provided in section 10 of the Note Purchase Agreement.

   5.    DEFAULTS--REMEDIES.

         .1 NATURE OF EVENTS. An "Event of Default" hereunder shall exist if an "Event of Default" under, and as defined in, the Note Purchase Agreement, occurs and is continuing.

         .2 DEFAULT REMEDIES. If an Event of Default exists hereunder, then the Purchaser (as provided in the Note Purchase Agreement) shall have certain rights, including, without limitation, the right to declare the entire principal (and in certain cases, premium or Make-Whole Amount) and all interest accrued on, or payable in respect of, all the Notes then outstanding to be, and such Notes and interest shall thereupon become, together with certain other sums as provided in the Note

Purchase Agreement, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which have been expressly waived by the Company and each Guarantor. In any such event, the Purchaser shall have immediate recourse to each Guarantor to the fullest extent set forth herein.

            All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of each Guarantor contained in this Guaranty Agreement and in any other document to which the Purchaser and any Guarantor are party shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions or agreements of such Guarantor herein or therein contained.

         .3 OTHER ENFORCEMENT RIGHTS. The Purchaser may proceed to protect and enforce this Guaranty Agreement by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted or for the recovery of judgment for the obligations hereby guaranteed or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

         .4 DELAY OR OMISSION; NO WAIVER. No course of dealing on the part of the Purchaser nor any delay or failure on the part of the Purchaser to exercise any right shall impair such right or operate as a waiver of such right or otherwise prejudice the Purchaser's rights, powers and remedies. Every right and remedy given by this Guaranty Agreement or by law to the Purchaser may be exercised from time to time as often as may be deemed expedient by the Purchaser.

         .5 RESTORATION OF RIGHTS AND REMEDIES. If the Purchaser shall have instituted any proceeding to enforce any right or remedy under this Guaranty Agreement or under any one or more of the Notes or the Note Purchase Agreement and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Purchaser, then and in every such case the Purchaser, the Company and each Guarantor shall, subject to any determination in such proceeding, be restored severally and respectively to their respective former positions hereunder and thereunder, and thereafter all rights and remedies of the Purchaser shall continue as though no such proceeding had been instituted.

         .6 CUMULATIVE REMEDIES. No delay or omission of the Purchaser to exercise any right or power arising from any Default or Event of Default hereunder shall exhaust or impair any such right or power or prevent its exercise during the continuance of such Default or Event of Default. No waiver by the Purchaser of any Default or Event of Default hereunder or under the Note Purchase Agreement, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent Default or Event of Default hereunder or under the Note Purchase Agreement, or to impair the rights resulting therefrom except as may be otherwise expressly provided herein. No remedy hereunder or under any of the Notes, the Note Purchase Agreement or any other document to which the Company or any of the Guarantors and the Purchaser are party is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or under any of the Notes, the Note Purchase Agreement, such other documents or otherwise existing; nor shall the giving, taking or enforcement of any or any additional security, collateral or guaranty for the payment or performance of the Indebtedness operate to prejudice, waive or affect the security of this Guaranty Agreement or any rights, powers or remedies hereunder, nor shall the Purchaser be required to first look to, enforce or exhaust any such other or additional security, collateral or guaranties.

  6.     INTERPRETATION OF THIS AGREEMENT.

                .1 CERTAIN DEFINITIONS. For purposes of this Guaranty Agreement, the following terms shall have the respective meanings set forth below or provided for in the section of this Guaranty Agreement referred to immediately following such term (such definitions to be equally applicable to both the singular and plural forms of the terms defined).

                AGREEMENT -- preamble to this Agreement.

                AMENDMENT -- third "whereas" clause hereof.

                BANK BORROWERS -- fourth "whereas" clause hereof.

                BANK CREDIT AGREEMENT -- fourth "whereas" clause hereof.

                BANKS -- fourth "whereas" clause hereof.

                COMPANY -- first "whereas" clause hereof.

                DEFAULT -- an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

                EVENT OF DEFAULT -- Section 5.1.

                EXCLUDED PERSON -- means, at any time, (a) each current or former general or limited partner of any Guarantor,

     (b) each current or former general or limited partner of any Person referred to in clause (a) of this definition and (c) each partner, director, trustee or other fiduciary, officer, employee, stockholder or controlling Person of any Person referred to in clause (a) or (b) of this definition.

                GUARANTY AGREEMENT -- preamble to this Agreement.

                GUARANTOR, GUARANTORS -- preamble to this Agreement.

                INDEBTEDNESS -- Section 2 hereof.

                MAKE-WHOLE AMOUNT -- has the meaning ascribed to it in the Note Purchase Agreement.

                NOTE PURCHASE AGREEMENT -- third "whereas" clause hereof.

                NOTES -- first "whereas" clause hereof.

                OLD NOTE PURCHASE AGREEMENT -- first "whereas" clause hereof.

                PERSON -- means any individual, firm, partnership, joint venture, corporation, association, business enterprise, trust, Governmental Body or other entity, whether acting in an individual, fiduciary or other capacity.

                PURCHASER -- preamble to this Agreement.

                SENIOR DEBT -- Section 4 hereof.

                SUBORDINATED DEBT -- Section 4 hereof.

                .2 HEADINGS, ETC. All headings and captions preceding the text of the several sections hereof are intended solely for convenience of reference and shall not constitute a part of this Guaranty Agreement nor shall they affect its meaning, construction or effect. Each covenant contained in this Guaranty Agreement shall be construed (absent an express contrary provision therein) as being independent of each and every other covenant contained herein and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any and all other covenants.

                .3 DIRECTLY OR INDIRECTLY. Where any provision in this Guaranty Agreement refers to action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such person.

         7.   MISCELLANEOUS.

              .1 NOTICES. Any notice or other communication required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon deposit in the United States mails, as registered or certified mail (return receipt requested), with proper postage prepaid and addressed to the party to be notified as follows:

                 (a) if to the Guarantors, at the addresses in respect thereof set forth on Exhibit A attached hereto; and

                 (b) if to the Purchaser, at:

                     The Mutual Life Insurance Company of New York
                     1740 Broadway
                     New York, New York 10019
                     Attn:  MONY Capital Management Unit

                     and

                     Aegon USA Investment Management, Inc.
                     1111 N. Charles Street
                     Baltimore, MD  21201
                     Attn:  Don Chamberlain

or to such other address as any Guarantor or any Purchaser may hereafter designate for itself by written notice to such other person in the manner herein prescribed.

              .2 SURVIVAL; BENEFIT OF GUARANTY. All warranties, representations and covenants made by each Guarantor herein or on any certificate or other document or instrument delivered by it or on its behalf under this Guaranty Agreement or the Note Purchase Agreement shall be considered to have been relied upon by the Purchaser and shall survive the delivery to the Purchaser of the Notes and the payment thereof regardless of any investigation made by the Purchaser or on its behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by each Guarantor hereunder. This Guaranty Agreement shall be binding upon each Guarantor and its successors and assigns and inure to the benefit of and be enforceable by the Purchaser and its respective successors and assigns. No provision of this Guaranty Agreement shall be waived, amended, modified or supplemented except by a written instrument consented to by the party or parties against whom such waiver, amendment, modification or supplement would be sought to be enforced.

              Each Guarantor agrees to take such action as may be requested by the Purchaser in connection with the transfer of the Notes of the Purchaser in accordance with the requirements of the Note Purchase Agreement in connection with providing an executed copy of this Guaranty Agreement to the new holder or holders of such Notes, it being the intention of this provision that no additional obligations of any Guarantor shall thereby be created but rather that the existing obligations of the Guarantors shall be more particularly stated in respect of one or more future holders of Notes that are the subject of this Guaranty Agreement.

              .3 GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

              .4 COUNTERPARTS. This Guaranty Agreement may be executed and delivered in any number of counterparts, each of such counterparts constituting an original but all together one and the same Agreement.

              .5 MISCELLANEOUS. Each Guarantor (to the fullest extent that it may lawfully do so) expressly waives any claim of any nature arising out of any right of indemnity, contribution, reimbursement or any similar right in respect of any payment made under this Guaranty Agreement or in connection with this Guaranty Agreement, or any claim or subrogation arising in connection with respect to any payment made under this Guaranty Agreement, against the Company or the estate of the Company (including liens on the property of the Company or the estate of the Company), in each case if, and for so long as, the Company is the subject of any proceeding brought under Title 11 of the United States Code, or any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and further agrees that it will not file any claims against the Company or the estate of the Company in the course of such proceeding in respect of the rights referred to in this paragraph, and further agrees that the Purchaser may specifically enforce the provisions of this paragraph.

              .6 LIMITED RECOURSE AGAINST CERTAIN PERSONS.

                 (a) The remedies of the Purchaser including, without limitation, any remedy which could be exercised upon the occurrence of an Event of Default, shall be limited to the extent that no Excluded Person shall have any personal liability hereunder as a general partner or limited partner of any Guarantor with respect to the indebtedness as guarantied hereunder, and in no event shall any Excluded Person be personally liable as a general partner or limited partner for any deficiency judgment in respect of any such obligation; provided, however, that the provisions of this Section 7.6 shall not impair the ability of any Purchaser (i) from proceeding against any Guarantor, (ii) from realizing on the assets of any Guarantor or (iii) from proceeding against any general partner of any Guarantor with respect to actions such general partner caused such Guarantor to take involving such Guarantor's obligations under this Agreement which would constitute fraud, gross negligence or willful misconduct by such general partner

                 (b) The Purchaser acknowledges and agrees that Excluded Persons are express third party beneficiaries of this Section 7.6, and that the provisions hereof may be enforced by any Excluded Person directly against the Purchaser.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                         NEXT PAGE IS SIGNATURE PAGE.]

         IN WITNESS WHEREOF, the parties hereto have caused this Guaranty Agreement to be executed by their duly authorized representatives as of the date first hereinabove mentioned.

                                         GUARANTORS:

                                         FALCON TELECABLE, A CALIFORNIA
                                           LIMITED PARTNERSHIP
                                         FALCON CABLE MEDIA, A CALIFORNIA
                                           LIMITED PARTNERSHIP
                                         FALCON COMMUNITY CABLE, L.P.
                                         FALCON COMMUNITY VENTURES I LIMITED
                                           PARTNERSHIP
                                         FALCON INVESTORS GROUP, LTD., A
                                           CALIFORNIA LIMITED PARTNERSHIP
                                         FALCON TELECABLE INVESTORS GROUP, A
                                           CALIFORNIA LIMITED PARTNERSHIP
                                         FALCON MEDIA INVESTORS GROUP, A
                                           CALIFORNIA LIMITED PARTNERSHIP
                                         FALCON COMMUNITY INVESTORS, L.P.

                                         By:     FALCON HOLDING GROUP, INC., as
                                                 general partner, or general
                                                 partner of the general partner,

                                                 of each of the foregoing




                                                 By_____________________________


                                                   Name_________________________


                                                   Title________________________



                                         FALCON FIRST, INC.



                                         By_____________________________________

                                           Name_________________________________

                                           Title________________________________

                                         ATHENS CABLEVISION, INC.
                                         AUSABLE CABLE TV, INC.
                                         CEDAR BLUFF CABLEVISION, INC.
                                         DALTON CABLEVISION, INC.
                                         EASTERN MISSISSIPPI CABLEVISION, INC.
                                         FALCON FIRST CABLE OF NEW YORK, INC.
                                         FALCON FIRST CABLE OF THE SOUTHEAST,
                                           INC.
                                         FALCON FIRST HOLDINGS, INC.
                                         FF CABLE HOLDINGS, INC.
                                         LAUDERDALE CABLEVISION, INC.
                                         MULTIVISION NORTHEAST, INC.
                                         MULTIVISION OF COMMERCE, INC.
                                         PLATTSBURG CABLEVISION, INC.
                                         SCOTTSBORO CABLEVISION, INC.
                                         SCOTTSBORO TV CABLE, INC.


                                         By_____________________________________
                                           As an authorized officer of each
                                           of the foregoing corporations


                                         ACKNOWLEDGED BY THE COMPANY:

                                         FALCON CABLEVISION, A CALIFORNIA
                                           LIMITED PARTNERSHIP

                                         By:     FALCON HOLDING GROUP, INC., as
                                                 general partner, or general
                                                 partner of the general partner



                                                 By_____________________________

                                                   Name_________________________

                                                   Title________________________

 ACKNOWLEDGED AND ACCEPTED:

AUSA LIFE INSURANCE COMPANY, INC.



By_______________________________
  Name___________________________
  Title__________________________

                                                                       EXHIBIT A


                             ADDRESSES OF GUARANTORS



Communications to each Guarantor should be addressed as follows:

                [Name of Guarantor]
                10900 Wilshire Boulevard
                Fifteenth Floor
                Los Angeles, CA  90024

                                    RESTATED
                               GUARANTY AGREEMENT

         GUARANTY AGREEMENT (this "Agreement" or this "Guaranty Agreement"), dated as of March 29, 1993, as restated as of December 28, 1995, jointly and severally from each of FALCON CABLEVISION, A CALIFORNIA LIMITED PARTNERSHIP, FALCON CABLE MEDIA, A CALIFORNIA LIMITED PARTNERSHIP, FALCON COMMUNITY CABLE, L.P., a Delaware limited partnership, FALCON COMMUNITY VENTURES I LIMITED PARTNERSHIP, a California limited partnership, FALCON INVESTORS GROUP, LTD., A CALIFORNIA LIMITED PARTNERSHIP, FALCON TELECABLE INVESTORS GROUP, A CALIFORNIA LIMITED PARTNERSHIP, FALCON MEDIA INVESTORS GROUP, A CALIFORNIA LIMITED PARTNERSHIP, FALCON COMMUNITY INVESTORS, L.P., a California limited partnership, and FALCON FIRST, INC., a Delaware corporation, (together with each other Person who is or becomes a guarantor hereunder,herein referred to individually as a "Guarantor", and collectively, as the "Guarantors"), in favor of each of AUSA LIFE INSURANCE COMPANY, INC. and MONY LIFE INSURANCE COMPANY OF AMERICA (collectively, the "Purchasers", which term shall include the successors and assigns of each, including, without limitation, any one or more Persons holding any one or more of the Notes (as defined below) on or after the date hereof).

                              W I T N E S S E T H:

         WHEREAS, by a Note Purchase and Exchange Agreement dated as of October 21, 1991 (as amended from time to time prior to the date hereof, the "Old Note Purchase Agreement") by and between Falcon Telecable, a California limited partnership (the "Company"), and The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America, the Company issued its 11.56% Series A Subordinated Notes due March 31, 2001 and its 11.56% Series B Subordinated Notes due March 31, 2001 (collectively, as amended from time to time, such notes, and any and all other notes for which such Notes, or any successor Notes, may be substituted or exchanged pursuant to the Note Purchase Agreement (defined below), are herein referred to as the "Notes"); and

         WHEREAS, certain of the parties hereto entered into that certain Guaranty Agreement dated March 29, 1993 (the "Original Guaranty"); and

         WHEREAS, concurrently herewith, the Purchasers and the Company are entering into that certain Third Amendment to Note Purchase and Exchange Agreement, dated as of December 28, 1995 (the "Amendment"), pursuant to which, inter alia, the Company and the Purchasers are amending certain provisions of the Old Note Purchase Agreement (as amended by the Amendment, and as amended further from time to time, the Old Note Purchase Agreement is herein referred to as the "Note Purchase Agreement"); and

         WHEREAS, concurrently with the execution and delivery of the Amendment by the Company and the Purchasers, each of the Company, Falcon Cablevision, a California Limited Partnership, Falcon Cable Media, a California limited partnership, Falcon Community Cable, L.P., a Delaware limited partnership, Falcon Community Ventures I Limited Partnership, a California limited partnership and Falcon First, Inc., a Delaware corporation (collectively, the "Bank Borrowers") are entering into that certain Credit Agreement (the "Bank Credit Agreement") dated as of December 28, 1995, by and between the Company, the other Bank Borrowers, the banks signatory thereto as lenders (the "Banks") and The First National Bank of Boston, as managing agent; and

         WHEREAS, the Old Note Purchase Agreement provides, inter alia, for a limitation on certain actions by the Company; and

         WHEREAS, in the absence of the execution and delivery of the Amendment by the Purchasers, (i) the Company would be unable to enter into the Bank Credit Agreement and (ii) the Banks would be unwilling to enter into the Bank Credit Agreement with the Company and the other Bank Borrowers; and

         WHEREAS, the Bank Credit Agreement will provide the Company, the other Bank Borrowers and the Guarantors which are not Bank Borrowers access to credit and funds in excess of the amount of credit and funds available to them in the absence of the Bank Credit Agreement; and

         WHEREAS, it is a condition precedent to the entry by the Company and the other Bank Borrowers into the Bank Credit Agreement that the Purchasers and the Company enter into the Amendment; and

         WHEREAS, it is a condition precedent to the entry by the Purchasers and the Company into the Amendment that the Company and the Guarantors enter into this Agreement and guarantee the payment and performance of all obligations of the Company arising under, or in respect of, the Notes and the Note Purchase Agreement, as further set forth herein; and

         WHEREAS, each Guarantor desires that the Purchasers enter into the Amendment and each is willing to execute this Guaranty Agreement in order to induce the Purchasers to do so; and

         NOW, THEREFORE, in order to induce the Purchasers to enter into the Amendment, and in consideration therefor, and in consideration of $1.00 and other good and valuable consideration to each Guarantor paid (the receipt and sufficiency of which are hereby acknowledged), each Guarantor hereby agrees that the Original Guaranty is hereby restated in full as follows:

     1. DEFINITIONS. The capitalized terms used herein, which are defined or referred to in Section 6 hereof, shall have the respective meanings ascribed to them in said Section 6. All other capitalized terms used herein but not defined herein shall have the respective meanings assigned to them within the Note Purchase Agreement.

     2. THE GUARANTY. Each Guarantor hereby irrevocably and unconditionally, and jointly and severally with each other Guarantor, guarantees, as and for its own debt, until final and indefeasible payment has been made, the due and punctual payment of the principal and interest of, and premium or Make-Whole Amount, if any, on all Notes at any time outstanding and the due and punctual payment of all moneys payable, and all other indebtedness owing, by the Company under the Note Purchase Agreement and all other documents contemplated thereby (collectively, the "Indebtedness") in each case when and as the same shall become due and payable, whether at maturity, pursuant to mandatory or optional prepayment, by acceleration or otherwise, all in accordance with the terms and provisions thereof; it being the intent of each Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection. Each Guarantor hereby further unconditionally, jointly and severally with each other Guarantor, guarantees the punctual and faithful performance, keeping, observance and fulfillment by the Company of all duties, agreements, covenants and obligations of the Company contained in the Notes, in the Note Purchase Agreement and the other documents to which it is a party. In the event the Company fails to make, or before the due date thereof, any payment to be made of any principal amount of, or interest, premium or Make- Whole Amount (if any) on, or in respect of, the Notes or of any other amounts due under the Notes, the Note Purchase Agreement or the other documents to which the Company is a party, or if the Company shall fail to perform, keep, observe or fulfill any such obligation as aforesaid in the manner provided in any one or more of the Notes, the Note Purchase Agreement or such other documents, each Guarantor shall cause forthwith to be paid the moneys or to be performed, kept, observed or fulfilled each of said obligations in respect of which such failure has occurred as if such payment or performance, as the case may be, were being made under the Notes, the Note Purchase Agreement or such other documents, as appropriate.

          Each Guarantor does hereby waive: notice of acceptance hereof; notice of any purchase of Notes issued under the Note Purchase Agreement or the extension of credit from time to time given by any Purchaser to the Company and the creation, existence or acquisition of any of the Indebtedness; notice of the amount of the Indebtedness, subject, however, to each Guarantor's right to make inquiry of the Purchasers to ascertain the amount of the Indebtedness at any reasonable time; notice of adverse change in the financial condition of the Company or of any other fact which might increase any Guarantor's risk; notice of presentment for payment, demand, protest and notice thereof as to the Notes or any other instrument; notice of default; all defenses, offsets and counterclaims which any Guarantor may at any time have to any claim of any of the Purchasers against the Company; and all other notices and demands to which any Guarantor might otherwise be entitled.

          Each Guarantor further waives the rights by statute or otherwise to require the Purchasers to institute suit against the Company or to exhaust their rights and remedies against the Company or any other guarantor, each Guarantor being bound to the payment of each and all Indebtedness whether now existing or hereafter accruing as fully as if such Indebtedness were directly owing to the Purchasers by each Guarantor. Each Guarantor further waives any defense arising by reason of any disability or other defense of the Company or by reason of the cessation from any cause whatsoever of the liability of the Company. Until all of the Indebtedness shall have been paid in full, each Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of the Company. Nothing shall discharge or satisfy the liability of each Guarantor hereunder except the full and final performance and indefeasible payment of the Indebtedness.

          The Purchasers shall have, to the fullest extent permitted by law, the right of set-off in respect of any and all credits and any and all other property of any Guarantor, now or at any time whatsoever with, or in the possession of, any of the Purchasers for any and all obligations of such Guarantor hereunder.

          Each Guarantor consents and agrees that, without notice to or by such Guarantor and without affecting or impairing the obligations of such Guarantor hereunder, the Purchasers may, in the manner provided in the Note, the Note Purchase Agreement or any other documents to which any is a party, by action or inaction, compromise or settle, extend the period of duration or the time for the payment or discharge or performance of, or may refuse to, or otherwise not, enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Notes, the Note Purchase Agreement or any other document to which any is a party, or may grant other indulgences to the Company in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Notes, the Note Purchase Agreement, or any other such document, or may, by action or inaction, release or substitute any one or more of the endorsers or guarantors of the Indebtedness, whether parties to this instrument or not.

          Each Guarantor consents and agrees that the Purchasers shall be under no obligation to marshall any assets in favor of such Guarantor, or against or in payment of any or all of the Indebtedness. Each Guarantor agrees to pay all expenses incurred by any of the Purchasers in connection with the protection, assertion or enforcement of their rights under this Guaranty Agreement, including, without limitation, court costs, collection charges and reasonable attorneys' fees and disbursements. Each Guarantor further agrees that, to the extent the Company makes a payment or payments to any Purchaser, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reason, to be repaid or paid over to a custodian, trustee, receiver or any other party under any bankruptcy law or act, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made and each Guarantor shall be primarily liable for such obligation.

          In the event that for any reason whatsoever, the Company is now or hereafter becomes indebted to any Guarantor, such Guarantor agrees that the amount of such indebtedness and all interest thereon shall at all times be subordinate as to time of payment and in all other respects to all obligations of the Company to the Purchasers which are covered by, or referred to in, this Guaranty Agreement, and that such Guarantor shall not be entitled to enforce or receive payment thereof until all sums then due and owing to the Purchasers shall have been in full.

          Each Guarantor agrees that the liability of such Guarantor in respect of this Guaranty Agreement shall be immediate and shall not be contingent upon the exercise or enforcement by the Purchasers of whatever remedies they may have against the Company or any other guarantor hereunder or otherwise or the enforcement of any lien or realization upon any security any Purchaser may at any time possess or have available for its benefit or upon any action or exercise or enforcement of any right or remedies by any Purchaser against the Company or any other guarantor hereunder or otherwise.

          The guaranty set forth herein is a primary and original obligation of each Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment and performance and shall remain in full force and effect without respect to future changes in conditions, including change of law or any invalidity or irregularity with respect to the issuance of any obligations (including, without limitation, the Notes) of the Company to any of the Purchasers, or with respect to the execution and delivery of any agreement (including, without limitation, the Amendment and the Note Purchase Agreement) between the Company and any one or more of the Purchasers.

          The Purchasers shall have the right to seek recourse against each Guarantor to the full extent provided for herein, and against the Company, to the full extent provided for in the Notes and the Note Purchase Agreement. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the right of any Purchaser to proceed in any other form of action or proceeding or against other parties unless such Purchaser has expressly waived such right in writing. Specifically, with without limiting the generality of the foregoing, no action or proceeding by any of the Purchasers against the Company under any document or instrument evidencing obligations of the Company to any one or more of the Purchasers shall serve to diminish the liability of any Guarantor except to the extent that such Purchaser finally and unconditionally shall have realized payment by such action or proceeding, notwithstanding the effect of any such action or proceeding upon such Guarantor's right of subrogation against the Company. Each Guarantor is fully aware of the financial condition of the Company. Each Guarantor delivers this guaranty based solely upon its own independent investigation and in no part upon any representation or statement of any one or more of the Purchasers with respect thereto. Each Guarantor is in a position to obtain, and hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of the Company as such Guarantor may deem material to its obligations hereunder, and each Guarantor is not relying upon, nor expecting, the Purchasers to furnish it any information concerning the financial condition of the Company.

          At the request of any of the Purchasers, each Guarantor shall, from time to time, prepare and deliver to such Purchaser a complete and current financial statement of such Guarantor setting forth all the assets and liabilities of such Guarantor (and, to the extent any person other than such Guarantor has any interest in said assets or any person other than such Guarantor is jointly liable for any of said obligations, said matters shall be set forth in their entirety in the financial statements) all signed by such Guarantor under oath as being true, correct and complete.

     3. WARRANTIES, REPRESENTATIONS AND COVENANTS.

          .1 WARRANTIES AND REPRESENTATIONS TRUE AND CORRECT. Each and every warranty and representation contained in the Bank Credit Agreement with respect to the Guarantors (whether the

Guarantors are referred to therein specifically as the "Guarantors", as the "Restricted Companies", as one or more of the "Subsidiaries", or otherwise), is true and correct and each Guarantor hereby affirms, confirms, gives and makes each and every such warranty and representation as if set forth herein in full. Each statement contained in the introductory and recital paragraphs of this Guaranty Agreement is accurate.

          .2 ADDITIONAL WARRANTIES AND REPRESENTATIONS. Each of the Guarantors hereby warrants, represents and covenants that:

             (a) it is in its best interest and in pursuit of its partnership or corporate purposes as an integral part of the business conducted and proposed to be conducted by each Guarantor, and reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by it, to induce the Purchasers to enter into the Amendment, which is a condition precedent to the transactions contemplated by the Bank Credit Agreement;

             (b) the credit available to such Guarantor under the Bank Credit Agreement will directly or indirectly inure to its benefit;

             (c) by virtue of the foregoing it is receiving at least reasonably equivalent consideration from the Purchasers for its guaranty and the other undertakings and premises contained herein;

               (d) it will not be rendered insolvent as a result of entering into this Agreement;

             (e) after giving effect to the transactions contemplated by this Agreement, that certain Guaranty Agreement between the Company, the Guarantors and the Purchasers of even date herewith with respect to the 12% Subordinated Notes due December 31, 1995 of Falcon Cablevision, a California Limited Partnership, the Amendment and the Bank Credit Agreement, such Guarantor will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they have become absolute and matured;

             (f) it has, and will have, access to adequate capital for the conduct of its business;

             (g) it has the ability to pay its debts from time to time incurred in connection therewith as such debts mature; and

             (h) it has been advised by the Company, the Purchasers and the Banks that the Purchasers are unwilling to enter into the Amendment unless the guaranties and other undertakings contemplated hereunder are given by it.

         .3 NO AMENDMENT TO BANK CREDIT AGREEMENT; COMPLIANCE WITH COVENANTS.

            (a) The Guarantors and the Company covenant, individually and together, jointly and severally, that they will not enter into any amendment, modification, supplement or other alteration to, or extension of, the Bank Credit Agreement or the Pledge and Subordination Agreement dated as of December 28, 1995 among Falcon Holding Group, L.P., Falcon Holding Group, Inc., the Company, the Guarantors and The First National Bank of Boston, which would materially interfere with the ability of the Guarantors and the Company to pay the indebtedness without the written consent of the Purchasers.

            (b) Each of the Guarantors will comply, or cause the Company to comply, with each of the covenants, terms and requirements contained in
     Section 7 of the Note Purchase Agreement.

         4. SUBORDINATED NATURE OF CERTAIN OBLIGATIONS. The Indebtedness guarantied by each of the Guarantors hereunder is subordinate and junior to "Senior Debt" (as defined in the Note Purchase Agreement), as provided in the Note Purchase Agreement. The obligations of the Guarantors hereunder in respect of the Indebtedness are subordinate and junior in right of payment to Senior Debt with respect to which such Guarantors are liable, in the same manner and with the same effect as "Subordinated Debt" (as defined in the Note Purchase Agreement) is subordinate and junior to Senior Debt as provided in section 10 of the Note Purchase Agreement.

         5. DEFAULTS--REMEDIES.

            .1 NATURE OF EVENTS. An "Event of Default" hereunder shall exist if an "Event of Default" under, and as defined in, the Note Purchase Agreement, occurs and is continuing.

            .2 DEFAULT REMEDIES. If an Event of Default exists hereunder, then the Purchasers (as provided in the Note Purchase Agreement) shall have certain rights, including, without limitation, the right to declare the entire principal (and in certain cases, premium or Make-Whole Amount) and all interest accrued on, or payable in respect of, all the Notes then outstanding to be, and such Notes and interest shall thereupon become, together with certain other sums as provided in the Note Purchase Agreement, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which have been expressly waived by the Company and each Guarantor. In any such event, the Purchasers shall have immediate recourse to each Guarantor to the fullest extent set forth herein.

            All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of each Guarantor contained in this Guaranty Agreement and in any other document to which any of the Purchasers and any Guarantor are party shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions or agreements of such Guarantor herein or therein contained.

         .3 OTHER ENFORCEMENT RIGHTS. The Purchasers may proceed to protect and enforce this Guaranty Agreement by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted or for the recovery of judgment for the obligations hereby guaranteed or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

         .4 DELAY OR OMISSION; NO WAIVER. No course of dealing on the part of any of the Purchasers nor any delay or failure on the part of any of the Purchasers to exercise any right shall impair such right or operate as a waiver of such right or otherwise prejudice any Purchaser's rights, powers and remedies. Every right and remedy given by this Guaranty Agreement or by law to the Purchasers or any of them may be exercised from time to time as often as may be deemed expedient by any Purchaser.

         .5 RESTORATION OF RIGHTS AND REMEDIES. If any Purchaser shall have instituted any proceeding to enforce any right or remedy under this Guaranty Agreement or under any one or more of the Notes or the Note Purchase Agreement and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to such Purchaser, then and in every such case such Purchaser, the Company and each Guarantor shall, subject to any determination in such proceeding, be restored severally and respectively to their respective former positions hereunder and thereunder, and thereafter all rights and remedies of such Purchaser shall continue as though no such proceeding had been instituted.

         .6 CUMULATIVE REMEDIES. No delay or omission of any of the Purchasers to exercise any right or power arising from any

Default or Event of Default hereunder shall exhaust or impair any such right or power or prevent its exercise during the continuance of such Default or Event of Default. No waiver by any of the Purchasers of any Default or Event of Default hereunder or under the Note Purchase Agreement, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent Default or Event of Default hereunder or under the Note Purchase Agreement, or to impair the rights resulting therefrom except as may be otherwise expressly provided herein. No remedy hereunder or under any of the Notes, the Note Purchase Agreement or any other document to which the Company or any of the Guarantors and any of the Purchasers are party is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or under any of the Notes, the Note Purchase Agreement, such other documents or otherwise existing; nor shall the giving, taking or enforcement of any or any additional security, collateral or guaranty for the payment or performance of the Indebtedness operate to prejudice, waive or affect the security of this Guaranty Agreement or any rights, powers or remedies hereunder, nor shall any Purchaser be required to first look to, enforce or exhaust any such other or additional security, collateral or guaranties.

      6. INTERPRETATION OF THIS AGREEMENT.

          .1 CERTAIN DEFINITIONS. For purposes of this Guaranty Agreement, the following terms shall have the respective meanings set forth below or provided for in the section of this Guaranty Agreement referred to immediately following such term (such definitions to be equally applicable to both the singular and plural forms of the terms defined).

          AGREEMENT -- preamble to this Agreement.

          AMENDMENT -- third "whereas" clause hereof.

          BANK BORROWERS -- fourth "whereas" clause hereof.

          BANK CREDIT AGREEMENT -- fourth "whereas" clause hereof.

          BANKS -- fourth "whereas" clause hereof.

          COMPANY -- first "whereas" clause hereof.

          DEFAULT -- an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

          EVENT OF DEFAULT -- Section 5.1.

          EXCLUDED PERSON -- means, at any time, (a) each current or former general or limited partner of any Guarantor, (b) each current or former general or limited partner of any Person referred to in clause (a) of this definition and (c) each partner, director, trustee or other fiduciary, officer, employee, stockholder or controlling Person of any Person referred to in clause (a) or (b) of this definition.

          GUARANTY AGREEMENT -- preamble to this Agreement.

          GUARANTOR, GUARANTORS -- preamble to this Agreement.

          INDEBTEDNESS -- Section 2 hereof.

          MAKE-WHOLE AMOUNT -- has the meaning ascribed to it in the Note Purchase Agreement.

          NOTE PURCHASE AGREEMENT -- third "whereas" clause hereof.

          NOTES -- first "whereas" clause hereof.

          OLD NOTE PURCHASE AGREEMENT -- first "whereas" clause hereof.

          PERSON -- means any individual, firm, partnership, joint venture, corporation, association, business enterprise, trust, Governmental Body or other entity, whether acting in an individual, fiduciary or other capacity.

          PURCHASERS -- preamble to this Agreement.

          SENIOR DEBT -- Section 4 hereof.

          SUBORDINATED DEBT -- Section 4 hereof.

          .2 HEADINGS, ETC. All headings and captions preceding the text of the several sections hereof are intended solely for convenience of reference and shall not constitute a part of this Guaranty Agreement nor shall they affect its meaning, construction or effect. Each covenant contained in this Guaranty Agreement shall be construed (absent an express contrary provision therein) as being independent of each and every other covenant contained herein and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any and all other covenants.

          .3 DIRECTLY OR INDIRECTLY. Where any provision in this Guaranty Agreement refers to action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such person.

        7. MISCELLANEOUS.

          .1 NOTICES. Any notice or other communication required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon deposit in the United States mails, as registered or certified mail (return receipt requested), with proper postage prepaid and addressed to the party to be notified as follows:

             (a) if to the Guarantors, at the addresses in respect thereof set forth on Exhibit A attached hereto; and

             (b) if to the Purchasers or any of them, at:

                 The Mutual Life Insurance Company of New York
                 MONY Life Insurance Company of America
                 1740 Broadway
                 New York, New York 10019
                 Attn:  MONY Capital Management Unit

                 and

                 Aegon USA Investment Management, Inc.
                 1111 N. Charles Street
                 Baltimore, MD  21201
                 Attn:  Don Chamberlain

or to such other address as any Guarantor or any Purchaser may hereafter designate for itself by written notice to such other person in the manner herein prescribed.

          .2 SURVIVAL; BENEFIT OF GUARANTY. All warranties, representations and covenants made by each Guarantor herein or on any certificate or other document or instrument delivered by it or on its behalf under this Guaranty Agreement or the Note Purchase Agreement shall be considered to have been relied upon by the Purchasers and shall survive the delivery to the Purchasers of the Notes and the payment thereof regardless of any investigation made by the Purchasers or on their behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by each Guarantor hereunder. This Guaranty Agreement shall be binding upon each Guarantor and its successors and assigns and inure to the benefit of and be enforceable by the Purchasers and their respective successors and assigns. No provision of this Guaranty Agreement shall be waived, amended, modified or supplemented except by a written instrument consented to by the party or parties against whom such waiver, amendment, modification or supplement would be sought to be enforced.

             Each Guarantor agrees to take such action as may be requested by any of the Purchasers in connection with the transfer of the Notes of any Purchaser in accordance with the requirements of the Note Purchase Agreement in connection with providing an executed copy of this Guaranty Agreement to the new holder or holders of such Notes, it being the intention of this provision that no additional obligations of any Guarantor shall thereby be created but rather that the existing obligations of the Guarantors shall be more particularly stated in respect of one or more future holders of Notes that are the subject of this Guaranty Agreement.

          .3 GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

          .4 COUNTERPARTS. This Guaranty Agreement may be executed and delivered in any number of counterparts, each of such counterparts constituting an original but all together one and the same Agreement.

          .5 MISCELLANEOUS. Each Guarantor (to the fullest extent that it may lawfully do so) expressly waives any claim of any nature arising out of any right of indemnity, contribution, reimbursement or any similar right in respect of any payment made under this Guaranty Agreement or in connection with this Guaranty Agreement, or any claim or subrogation arising in connection with respect to any payment made under this Guaranty Agreement, against the Company or the estate of the Company (including liens on the property of the Company or the estate of the Company), in each case if, and for so long as, the Company is the subject of any proceeding brought under Title 11 of the United States Code, or any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and further agrees that it will not file any claims against the Company or the estate of the Company in the course of such proceeding in respect of the rights referred to in this paragraph, and further agrees that the Purchasers may specifically enforce the provisions of this paragraph.

          .6 LIMITED RECOURSE AGAINST CERTAIN PERSONS.

             (a) The remedies of the Purchasers including, without limitation, any remedy which could be exercised upon the occurrence of an Event of Default, shall be limited to the extent that no Excluded Person shall have any personal liability hereunder as a general partner or limited partner of any Guarantor with respect to the indebtedness as guarantied hereunder, and in no event shall any Excluded Person be personally liable as a general partner or limited partner for any deficiency judgment in respect of any such obligation; provided, however, that the provisions of this Section 7.6 shall not impair the ability of any Purchaser (i) from proceeding against any Guarantor, (ii) from realizing on the assets of any Guarantor or (iii) from proceeding against any general partner of any Guarantor with respect to actions such general partner caused such Guarantor to take involving such Guarantor's obligations under this Agreement which would constitute fraud, gross negligence or willful misconduct by such general partner

             (b) The Purchasers acknowledge and agree that Excluded Persons are express third party beneficiaries of this Section 7.6, and that the provisions hereof may be enforced by any Excluded Person directly against any Purchaser.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                         NEXT PAGE IS SIGNATURE PAGE.]

         IN WITNESS WHEREOF, the parties hereto have caused this Guaranty Agreement to be executed by their duly authorized representatives as of the date first hereinabove mentioned.

                                       GUARANTORS:

                                       FALCON CABLEVISION, A CALIFORNIA
                                         LIMITED PARTNERSHIP
                                       FALCON CABLE MEDIA, A CALIFORNIA
                                         LIMITED PARTNERSHIP
                                       FALCON COMMUNITY CABLE, L.P.
                                       FALCON COMMUNITY VENTURES I LIMITED
                                         PARTNERSHIP
                                       FALCON INVESTORS GROUP, LTD., A
                                         CALIFORNIA LIMITED PARTNERSHIP
                                       FALCON TELECABLE INVESTORS GROUP, A
                                         CALIFORNIA LIMITED PARTNERSHIP
                                       FALCON MEDIA INVESTORS GROUP, A
                                         CALIFORNIA LIMITED PARTNERSHIP
                                       FALCON COMMUNITY INVESTORS, L.P.

                                       By:     FALCON HOLDING GROUP, INC., as
                                               general partner, or general
                                               partner of the general partner,
                                               of each of the foregoing




                                               By_______________________________

                                                 Name___________________________

                                                 Title__________________________



                                       FALCON FIRST, INC.


                                       By_______________________________________

                                         Name___________________________________

                                         Title__________________________________

                                       ATHENS CABLEVISION, INC.
                                       AUSABLE CABLE TV, INC.
                                       CEDAR BLUFF CABLEVISION, INC.
                                       DALTON CABLEVISION, INC.
                                       EASTERN MISSISSIPPI CABLEVISION, INC.
                                       FALCON FIRST CABLE OF NEW YORK, INC.
                                       FALCON FIRST CABLE OF THE SOUTHEAST,
                                         INC.
                                       FALCON FIRST HOLDINGS, INC.
                                       FF CABLE HOLDINGS, INC.
                                       LAUDERDALE CABLEVISION, INC.
                                       MULTIVISION NORTHEAST, INC.
                                       MULTIVISION OF COMMERCE, INC.
                                       PLATTSBURG CABLEVISION, INC.
                                       SCOTTSBORO CABLEVISION, INC.
                                       SCOTTSBORO TV CABLE, INC.


                                       By_______________________________________
                                         As an authorized officer of each
                                         of the foregoing corporations


                                       ACKNOWLEDGED BY THE COMPANY:

                                       FALCON TELECABLE, A CALIFORNIA
                                         LIMITED PARTNERSHIP

                                       By:     FALCON HOLDING GROUP, INC., as
                                               general partner, or general
                                               partner of the general partner



                                               By_______________________________

                                                 Name___________________________

                                                 Title__________________________

ACKNOWLEDGED AND ACCEPTED:

AUSA LIFE INSURANCE COMPANY, INC.


By______________________________
  Name__________________________
  Title_________________________


MONY LIFE INSURANCE COMPANY OF AMERICA


By______________________________
  Name__________________________
  Title_________________________

                                                                       EXHIBIT A


                             ADDRESSES OF GUARANTORS



Communications to each Guarantor should be addressed as follows:

                [Name of Guarantor]
                10900 Wilshire Boulevard
                Fifteenth Floor
                Los Angeles, CA  90024

                                   CERTIFICATE



         FALCON HOLDING GROUP, INC., a California corporation, hereby certifies that it is the general partner, or the general partner of the general partner, of each of FALCON CABLE MEDIA, A CALIFORNIA LIMITED PARTNERSHIP, FALCON COMMUNITY CABLE, L.P., a Delaware limited partnership, FALCON COMMUNITY VENTURES I LIMITED PARTNERSHIP, a California limited partnership, FALCON INVESTORS GROUP, LTD., A CALIFORNIA LIMITED PARTNERSHIP, FALCON TELECABLE INVESTORS GROUP, A CALIFORNIA LIMITED PARTNERSHIP, FALCON MEDIA INVESTORS GROUP, A CALIFORNIA LIMITED PARTNERSHIP, and FALCON COMMUNITY INVESTORS, L.P., a California limited partnership, (collectively, the "Partnerships") and that the Partnerships are under common ownership with Falcon First, Inc., Athens Cablevision, Inc., Ausable Cable TV, Inc., Cedar Bluff Cablevision, Inc., Dalton Cablevision, Inc., Eastern Mississippi Cablevision, Inc., Falcon First Cable of New York, Inc., Falcon First Cable of the Southeast, Inc., Falcon First Holdings, Inc., FF Cable Holdings, Inc., Lauderdale Cablevision, Inc., Multivision Northeast, Inc., Multivision of Commerce, Inc., Plattsburg Cablevision, Inc., Scottsboro Cablevision, Inc. and Scottsboro TV Cable, Inc. (collectively with the Partnerships, the "Companies"), and that, as such, has access to the partnership or corporate records of each and is familiar with the matters herein certified, and is authorized to execute and deliver this certificate in the name and on behalf of each of the Companies, and that:

         1. This certificate is being delivered pursuant to:

            (a) that certain Ninth Amendment (the "Ninth Amendment"), dated as of December __, 1995, to that certain Note Purchase and Exchange Agreement dated as of September 15, 1988 (as amended up to and including the date hereof, the "Cablevision Note Purchase Agreement"), by and between Falcon Cablevision, A California Limited Partnership ("Cablevision"), The Mutual Life Insurance Company of New York ("MONY"), MONY Life Insurance Company of America ("MONY Life") and MONY Legacy Life Insurance Company, pursuant to which, inter alia, AUSA Life Insurance Company, Inc. ("AUSA") and Cablevision are amending the Cablevision Note Purchase Agreement,

            (b) that certain Third Amendment (together with the Ninth Amendment, the "Amendments"), dated as of December __, 1995, to that certain Note Purchase and Exchange Agreement dated as of October 21, 1991 (as amended up to and including the date hereof, the "Telecable Note Purchase Agreement"), by and between Falcon Telecable, A California Limited Partnership ("Telecable") and The Mutual Life Insurance Company of New

     York and MONY Life Insurance Company of America ("MONY Life"), pursuant to which, inter alia, MONY Life and AUSA and Telecable are amending the Telecable Note Purchase Agreement,

            (c) that certain Guaranty Agreement dated as of March 29, 1993 as restated as of December __, 1995 (the "Telecable Guaranty Agreement"), by the Companies and Cablevision, in favor of AUSA, in respect of certain obligations of Telecable to AUSA, and

            (d) that certain Guaranty Agreement dated as of March 29, 1993 as restated as of December __, 1995 (together with the Telecable Guaranty Agreement, the "Guaranty Agreements"), by the Companies and Telecable, in favor of MONY Life and AUSA, in respect of certain obligations of Cablevision to MONY Life and AUSA.

     2. The Companies are executing and delivering this certificate and the Guaranty Agreements in order to, inter alia, induce MONY Life and AUSA to enter into the Amendments. MONY Life and AUSA have indicated their unwillingness to enter into the Amendments if they are not express beneficiaries of the Guaranty Agreements. In the absence of the execution and delivery of the Amendments by MONY Life and AUSA, certain of the Companies would be unable to enter into the Bank Credit Agreement (as such term is defined in the Cablevision Note Purchase Agreement) and the Companies would be unable to obtain the benefits afforded them thereunder.

     3. The warranties and representations contained in Section 8 of the Bank Credit Agreement (as such term is defined in the Cablevision Note Purchase Agreement) and in the Guaranty Agreements are true and correct in all material respects on the date hereof with the same effect as though made on and as of the date hereof. MONY Life and AUSA may rely on all such warranties and representations as though the same were made to each of them directly. It is understood and acknowledged by the Companies that MONY Life and AUSA is relying on the truth and accuracy of such warranties and representations in entering into the Amendments and consummating the transactions contemplated thereby.

     4. The General Partner has executed and delivered the documents listed below on the Companies' (which are partnerships) behalf as the general partner or the general partner of the general partner of each, and the execution and delivery of each such document was within its authority and authorization as such Person (no action or approval of any of the Companies' limited partners being required by law or by any of the Companies' partnership agreements):

        (a) the Amendments,

        (b) the Subordination Agreement, and

        (c) Guaranty Agreements.

     5. An authorized officer of each of the corporate Guarantors has executed and delivered the Guaranty Agreements and the execution and delivery of the Guaranty Agreements was within such officers authority and authorization.

     6. The transactions contemplated by the Bank Credit Agreement (as defined in the Cablevision Note Purchase Agreement) to be completed on the Ninth Amendment Closing Date (as defined in the Cablevision Note Purchase Agreement) have been completed, all conditions thereto have been fulfilled, the Bank Credit Agreement is in full force and effect and the initial funding thereunder has been effected.

         IN WITNESS WHEREOF, we have executed this certificate in the name and on behalf of each of the Companies on December __, 1995.

                                FALCON CABLE MEDIA, A CALIFORNIA
                                  LIMITED PARTNERSHIP
                                FALCON COMMUNITY CABLE, L.P.
                                FALCON COMMUNITY VENTURES I
                                    LIMITED PARTNERSHIP
                                FALCON INVESTORS GROUP, LTD., A
                                  CALIFORNIA LIMITED PARTNERSHIP
                                FALCON TELECABLE INVESTORS GROUP, A
                                  CALIFORNIA LIMITED PARTNERSHIP
                                FALCON MEDIA INVESTORS GROUP, A
                                  CALIFORNIA LIMITED PARTNERSHIP
                                FALCON COMMUNITY INVESTORS, L.P.

                                BY:      FALCON HOLDING GROUP, INC., as
                                         general partner, or general
                                         partner of the general partner,
                                         of each of the foregoing

                                         By_____________________________
                                           Name_________________________
                                           Title________________________

                                ATHENS CABLEVISION, INC.
                                AUSABLE CABLE TV, INC.
                                CEDAR BLUFF CABLEVISION, INC.
                                DALTON CABLEVISION, INC.
                                EASTERN MISSISSIPPI CABLEVISION, INC.
                                FALCON FIRST CABLE OF NEW YORK, INC.
                                FALCON FIRST CABLE OF THE SOUTHEAST, INC.
                                FALCON FIRST HOLDINGS, INC.
                                FF CABLE HOLDINGS, INC.
                                LAUDERDALE CABLEVISION, INC.
                                MULTIVISION NORTHEAST, INC.
                                MULTIVISION OF COMMERCE, INC.
                                PLATTSBURG CABLEVISION, INC.
                                SCOTTSBORO CABLEVISION, INC.
                                SCOTTSBORO TV CABLE, INC.

                                By_________________________________
                                  As an authorized officer of each
                                  of the foregoing corporations

                                FALCON TELECABLE,
                        A CALIFORNIA LIMITED PARTNERSHIP
                                   CERTIFICATE

     Falcon Telecable Investors Group, a California limited partnership (the "General Partner"), hereby certifies that it is the general partner of FALCON TELECABLE, A CALIFORNIA LIMITED PARTNERSHIP (the "Company"), and that, as such, has access to its partnership records and is familiar with the matters herein certified, and is authorized to execute and deliver this certificate in the name and on behalf of the Company, and that:

     1. This certificate is being delivered pursuant to:

        (a) that certain Third Amendment (the "Amendment"), dated as of December __, 1995 to that certain Note Purchase and Exchange Agreement dated as of October 21, 1991 (as amended up to and including the date hereof, the "Note Purchase Agreement"), by and between the Company, The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America ("MONY Life"), pursuant to which, inter alia, MONY Life and AUSA Life Insurance Company, Inc. (collectively, the "Purchasers") and the Company are amending the Note Purchase Agreement, and

        (b) that certain Guaranty Agreement dated as of December __, 1995 (the "Guaranty Agreement"), by the Company and the other parties executing such agreement as "Guarantors", in favor of the Purchasers, in respect of certain obligations of Falcon Cablevision, a California Limited Partnership, to the Purchasers.

The terms used in this certificate and not defined herein have the respective meanings specified in the Note Purchase Agreement.

     2. The Company is executing and delivering the Guaranty Agreement in order to, inter alia, induce the Purchasers to enter into the Amendment. The Purchasers have indicated their unwillingness to enter into the Amendment if they are not express beneficiaries of the Guaranty Agreement. In the absence of the execution and delivery of the Amendment by the Purchasers, the Company would be unable to enter into the Bank Credit Agreement (as such term is defined in the Note Purchase Agreement) and obtain the benefits afforded it thereunder.

     3. The warranties and representations contained in Section 8 of the Bank Credit Agreement (as such term is defined in the Note Purchase Agreement) and in the Guaranty Agreement are true and correct in all material respects on the date hereof with the same effect as though made on and as of the date hereof. Each of the Purchasers may rely on all such warranties and representations as though the same were made to each Purchaser directly. It is understood and acknowledged by the Company that each Purchaser is relying on the truth and accuracy of such warranties and representations in entering into the Amendment and consummating the transactions contemplated thereby.

     4. No Default or Event of Default exists on the date hereof or will exist after giving effect to the transactions contemplated to be completed on the date hereof.

     5. The Company has performed and complied with all agreements and conditions contained in the Amendment that are required to be performed or complied with by the Company before or at the date hereof.

     6. The General Partner has executed and delivered the documents listed below on the Company's behalf as its general partner and the execution and delivery of each such document was within its authority and authorization as general partner (no action or approval of the Company's limited partners being required by law or by the Company's Partnership Agreement);

        (a) the Amendment,

        (b) the Subordination Agreement, and

        (c) the Guaranty Agreement.

        7. An authorized officer of each of the corporate Guarantors has executed and delivered the Guaranty Agreement and the execution and delivery of the Guaranty Agreement was within the authority and authorization as such officer.

        8. The transactions contemplated by the Bank Credit Agreement (as defined in the Note Purchase Agreement) to be completed on the Third Amendment Closing Date (as defined in the Amendment) have been completed, all conditions thereto have been fulfilled, the Bank Credit Agreement is in full force and effect and the initial funding thereunder has been effected.

     IN WITNESS WHEREOF, we have executed this Certificate in the name and on behalf of the Company on December __, 1995.

                             FALCON TELECABLE, A CALIFORNIA
                             LIMITED PARTNERSHIP

                             BY:      FALCON INVESTORS GROUP, LTD.,
                                      A CALIFORNIA LIMITED PARTNERSHIP,
                                      ITS GENERAL PARTNER

                                      BY:      FALCON HOLDING GROUP, INC.,
                                               A CALIFORNIA CORPORATION,
                                               ITS GENERAL PARTNER

                                               By____________________________
                                                 Name________________________
                                                 Title_______________________

                        THIRD AMENDMENT TO NOTE PURCHASE
                             AND EXCHANGE AGREEMENT


        This THIRD AMENDMENT (this "Third Amendment") is made as of this 28th day of December, 1995, between Falcon Telecable, a California limited partnership (the "Company"), AUSA Life Insurance Company, Inc. and MONY Life Insurance Company of America (the "Purchasers").

        WHEREAS, by a Note Purchase and Exchange Agreement dated as of October 21, 1991, as heretofore amended, (the "Agreement"), between the Company and The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America, the Company issued its 11.56% Series A Subordinated Notes due March 31, 2001 and its 11.56% Series B Subordinated Notes due March 31, 2001 (collectively, the "Notes"); and

        WHEREAS, the Purchasers are the holders of the entire outstanding principal amount of the Notes; and

        WHEREAS, the Company and the Purchasers wish to amend the Agreement as set forth below.

        NOW, THEREFORE, in consideration of the mutual covenants set out herein, the parties hereto agree as follows:

        1.      Section 7 of the Agreement is amended as follows:

                a.      Section 7.19 is amended to read as follows:

                        "7.19 Compliance With Bank Credit Agreement. The Company shall comply, and shall cause the Restricted Companies to comply, with each of the covenants contained in Section 7 of the Bank Credit Agreement (other than Sections 7.5.2 and 7.15) as in effect on the Third Amendment Closing Date (except as such covenants may be amended pursuant to Section 7.20 below, other than those set forth in the immediately following paragraph), a copy of which is attached hereto as Exhibit E. All references therein to Lenders, Managing Agent and similar Persons shall be deemed, for purposes of this Agreement, to be the holders of the Notes."

                For purposes of this Agreement, the incorporated provisions of Sections 7.5.1, 7.5.3 and 7.5.4 of the Bank Credit Agreement (as defined in
Section 3 below) are amended to read as
follows and shall not be subject to amendment or modification without the consent of the holders of the Notes:

                        "Consolidated Total Debt to Consolidated Annualized
                Operating Cash Flow. Consolidated Total Debt shall not on any date exceed the percentage indicated in the table below of Consolidated Annualized Operating Cash Flow for the period of three consecutive months then most recently ended for which financial statements have been (or are required to have been) furnished in accordance with Section 8:

                Date                                                    Percentage
                ----                                                    ----------
                Third Amendment Closing Date
                  through June 29, 1996                                    615%
                June 30, 1996 through
                  December 30, 1996                                        600%
                December 31, 1996 through
                  June 29, 1997                                            575%
                June 30, 1997 through
                  September 29, 1997                                       550%
                September 30, 1997 through
                  June 29, 1998                                            540%
                June 30, 1998 through
                  December 30, 1998                                        500%
                December 31, 1998 through
                  June 29, 1999                                            475%
                June 30, 1999 through
                  December 30, 1999                                        425%
                December 31, 1999 through
                  June 29, 2000                                            400%
                June 30, 2000 through
                  December 30, 2000                                        340%
                December 31, 2000 and
                  thereafter                                               310%

                        Consolidated Annualized Operating Cash Flow to
                Consolidated Pro Forma Debt Service. As of the last day of each month, Consolidated Annualized Operating Cash Flow for the period of three consecutive months ended on such date shall exceed 105% of Consolidated Pro Forma Debt Service for the period of twelve consecutive months beginning immediately after such date.

                        Consolidated Operating Cash Flow Plus Cash and Cash Equivalents to Consolidated Total Fixed Charges. As of the last day of each month commencing March 31, 1999, the sum of (a) Consolidated
Operating Cash Flow for the period of twelve consecutive months ended on such date plus (b) the lesser of (i) cash and Cash Equivalents owned by the Restricted Companies as of such date determined in accordance with GAAP on a Consolidated basis or (ii) $1,250,000 shall exceed 95% of Consolidated Total Fixed Charges for such period."

        2.      Section 9 of the Agreement is amended as follows:

                (a)     Section 9.1(c) is amended to read as follows:

                        "(c) the Company fails to perform or observe any
                covenant or condition contained in Section 2.2, Section 7.20,
                Section 7.21, or, to the extent resulting from a failure to comply with Section 7.5 through Section 7.12, inclusive, Section 7.14, Section 7.15 or Section 7.17 of the Bank Credit Agreement (as and to the extent modified and incorporated herein);"

                (b) The incorporation by reference of Sections 10.1.5, 10.1.6, 10.1.8 and 10.1.9 of the Bank Credit Agreement into Section 9 is hereby deleted. Sections 9.1.5, 9.1.6, 9.1.8 and 9.1.9 of the Bank Credit Agreement are incorporated into Section 9 of the Agreement by reference; such provisions are subject to amendment or modification only with the consent of the holders of the Notes.

        3. Section 11.1 of the Agreement is amended by incorporating by reference each of the definitions set forth in Section 1 of the Bank Credit Agreement (as defined in this Section 11 below) as in effect on the Third Amendment Closing Date (as defined in this Section 11 below) (except as such definitions are amended pursuant to Section 7.20 of the Agreement) to the extent such definitions are referred to in, or are necessary to construe or further define, the provisions and terms of the Bank Credit Agreement incorporated herein, provided, that, all references therein to Lenders, Administrative Agent, Managing Agent or similar Persons shall be deemed, for purposes of this Agreement, to be the holders of Notes. To the extent that any definition so incorporated by reference from the Bank Credit Agreement shall conflict with, or be inconsistent with, any existing definition in the Agreement, the definition so incorporated by reference shall prevail. In addition, the following are added or substituted for existing definitions:

                "'Bank Credit Agreement' means the Credit Agreement dated as of December 28, 1995, among the Company and other borrowers and guarantors thereunder, the banks signatory thereto as lenders and The First National Bank of Boston, as managing agent, a copy of which is attached hereto as Exhibit E, as amended, supplemented or otherwise modified from time to time, including any amendment, supplement or modification to effect the refunding or refinancing of the indebtedness outstanding thereunder.

                'Bank Pledge Agreement' means the Pledge and Subordination Agreement dated as of December 28, 1995 among Holding, L.P., Holding, Inc., the Guarantors and The First National Bank of Boston, as managing agent, as amended, supplemented or otherwise modified from time to time, including any amendment, supplement or modification to reflect the refunding or refinancing of the indebtedness outstanding under the Bank Credit Agreement.

                'Third Amendment Closing Date' means the date described in
Section 4 of the Third Amendment.

                'Third Amendment' means that certain Third Amendment to Note Purchase and Exchange Agreement dated December 28, 1995 between the Company and the Purchasers."

                There is hereby added to the Agreement a revised Exhibit E which shall be in the form of Exhibit A to this Third Amendment. The Bank Credit Agreement is set forth in Exhibit A to this Third Amendment.

        4. The following are conditions precedent to the effectiveness of this Third Amendment. The date on which all such conditions are met (or waived by the Purchasers) shall be referred to herein as the "Third Amendment Closing Date".

                (a) The transactions contemplated by the Bank Credit Agreement to be completed on the Initial Closing Date (as defined in the Bank Credit Agreement) shall be completed and all conditions theretofore shall have been fulfilled and the Bank Credit Agreement shall be in full force and effect.

                (b) All representations and warranties set forth in Section 8 of the Bank Credit Agreement shall be true and correct as of the Closing Date, and each of the Purchasers shall have received a certificate from an authorized officer of each Person making such representations stating that such representations and warranties are true and correct, stating that each Purchaser may rely on such representations and warranties as though the same were made to such Purchaser and acknowledging that each Purchaser is relying on the truth and accuracy of such representations and warranties in entering into this Third Amendment and consummating the transactions contemplated herein.

                (c) The Ninth Amendment to Note Purchase and Exchange Agreement dated as of December 28, 1995 (the "Ninth Amendment") between Falcon Cablevision and AUSA Life Insurance Company, Inc. shall have been executed and delivered by all parties thereto.

                (d) The Purchasers shall have received from Weinstein, Boldt, Racine & Halfhide counsel to the Company and the Restricted Companies (as such term is defined in the Bank Credit Agreement), an opinion addressed to the Purchasers to the effect and in the form of opinion attached hereto as Exhibit B.

                (e) The Purchasers shall have received evidence satisfactory to the Purchasers (which may be a satisfactory opinion of counsel) that the Restricted Companies have received all necessary regulatory approvals required in connection with the transactions contemplated by the Bank Credit Agreement, this Third Amendment and the Ninth Amendment, with respect to franchises covering at least 80% of the subscribers in cable systems owned or operated by Falcon First, Inc.

                (f) The fees and expenses incurred by the Purchasers in connection with this Third Amendment and the Ninth Amendment, including the fees and disbursements of counsel to the Purchasers, shall have been paid, or the Company shall have agreed to pay such amounts within 10 days of receipt of an invoice therefor.

                (g) The Purchasers shall have received such certificates and other evidence as they may reasonably request with respect to the due authorization and the taking of all necessary corporate and partnership action in connection with the execution and delivery by the Company, Holding, L.P. and Holding, Inc. of the agreements and instruments contemplated by this Third Amendment.

                (h) All proceedings taken in connection with this Third Amendment and all documents and papers relating thereto shall be satisfactory to the Purchasers and their special counsel. The Purchasers and their special counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith, all in form and substance satisfactory to the Purchasers and their special counsel.

        5. Each party hereby represents to the other that the individuals executing this Third Amendment on its behalf are the duly appointed signatories of the respective parties to this Third Amendment and that they are authorized to execute this Third Amendment by or on behalf of the respective party for whom they are signing and to take any and all action required by the terms of the Third Amendment.

        6. Except as amended hereby, the Agreement remains unchanged and, as amended hereby, the Agreement remains in full force and effect. The Company hereby reaffirms all of its obligations and undertakings under the Agreement as amended hereby, and the Notes (as such term is defined in the Agreement), as amended hereby. All references to the Agreement, the 11.56% Series A Subordinated Notes (as defined in the Agreement) and the 11.56% Series B Subordinated Notes (as defined in the Agreement) shall mean the Agreement and such Notes as amended by this Third Amendment.

        7. This Third Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute an agreement, notwithstanding that all of the parties are not signatories on the same date or the same counterpart. A signature page may be detached from one counterpart when executed and attached to another counterpart.


                    [REMAINDER OF PAGE INTENTIONALLY BLANK;
                         NEXT PAGE IS SIGNATURE PAGE.]

        IN WITNESS WHEREOF, the parties have executed this Third Amendment to the Note Purchase and Exchange Agreement as of the date first written above.

                                             FALCON TELECABLE, A CALIFORNIA
                                             LIMITED PARTNERSHIP

                                             By:     Falcon Telecable
                                                     Investors Group Ltd., a
                                                     California limited
                                                     partnership, Its General
                                                     Partner

                                             By:     Falcon Holding Group, Inc.,
                                                     a California corporation,
                                                     Its General Partner



                                             By_____________________________
                                               MICHAEL K. MENEREY
                                               Chief Financial Officer


                                             AUSA LIFE INSURANCE
                                             COMPANY, INC.



                                             By_____________________________

                                               Title________________________


                                             MONY LIFE INSURANCE COMPANY
                                             OF AMERICA



                                             By_____________________________

                                               Title________________________

                              FALCON CABLEVISION,
                        A CALIFORNIA LIMITED PARTNERSHIP
                                   CERTIFICATE



         Falcon Investors Group, Ltd., a California limited partnership (the "General Partner"), hereby certifies that it is the general partner of FALCON CABLEVISION, A CALIFORNIA LIMITED PARTNERSHIP (the "Company"), and that, as such, has access to its partnership records and is familiar with the matters herein certified, and is authorized to execute and deliver this certificate in the name and on behalf of the Company, and that:

         1. This certificate is being delivered pursuant to:

            (a) that certain Ninth Amendment (the "Amendment"), dated as of December __, 1995, to that certain Note Purchase and Exchange Agreement dated as of September 15, 1988 (as amended up to and including the date hereof, the "Note Purchase Agreement"), by and between the Company, The Mutual Life Insurance Company of New York, MONY Life Insurance
         Company of America and MONY Legacy Life Insurance Company (collectively, "MONY Life"), pursuant to which, inter alia, AUSA Life Insurance Company, Inc. (the "Purchaser") and the Company are amending the Note Purchase Agreement, and

            (b) that certain Guaranty Agreement dated as of December __, 1995 (the "Guaranty Agreement"), by the Company and the other parties executing such agreement as "Guarantors", in favor of the Purchaser, in respect of certain obligations of Falcon Telecable, a California Limited Partnership, to the Purchasers.

The terms used in this certificate and not defined herein have the respective meanings specified in the Note Purchase Agreement.

         2. The Company is executing and delivering the Guaranty Agreement in order to, inter alia, induce the Purchaser to enter into the Amendment. The Purchaser has indicated its unwillingness to enter into the Amendment if it is not express beneficiary of the Guaranty Agreement. In the absence of the execution and delivery of the Amendment by the Purchaser, the Company would be unable to enter into the Bank Credit Agreement (as such term is defined in the Note Purchase Agreement) and obtain the benefits afforded it thereunder.

         3. The warranties and representations contained in Section 8 of the Bank Credit (as such term is defined in the Note Purchase Agreement) and in the Guaranty Agreement are true and correct in all material respects on the date hereof with the same effect as though made on and as of the date hereof. Each of the Purchasers may rely on all such warranties and representations as though the same were made to each Purchaser directly. It is understood and acknowledged by the Company that each Purchaser is relying on the truth and accuracy of such warranties and representations in entering into the Amendment and consummating the transactions contemplated thereby.

         46 No Default or Event of Default exists on the date hereof or will exist after giving effect to the transactions contemplated to be completed on the date hereof.

         47 The Company has performed and complied with all agreements and conditions contained in the Amendment that are required to be performed or complied with by the Company before or at the date hereof.

         48 The General Partner has executed and delivered the documents listed below on the Company's behalf as its general partner and the execution and delivery of each such document was within its authority and authorization as general partner (no action or approval of the Company's limited partners being required by law or by the Company's Partnership Agreement);

            .1 the Amendment,

            .2 the Subordination Agreement, and

            .3 the Guaranty Agreement.

         49 An authorized officer of each of the corporate Guarantors has executed and delivered the Guaranty Agreement and the execution and delivery of the Guaranty Agreement was within the authority and authorization as such officer.

         50 The transactions contemplated by the Bank Credit Agreement (as defined in the Note Purchase Agreement) to be completed on the Third Amendment Closing Date (as defined in the Amendment) have been completed, all conditions thereto have been fulfilled, the Bank Credit Agreement is in full force and effect and the initial funding thereunder has been effected.

         IN WITNESS WHEREOF, we have executed this Certificate in the name and on behalf of the Company on December __, 1995.

                                        FALCON CABLEVISION, A CALIFORNIA
                                        LIMITED PARTNERSHIP

                                        By:    FALCON INVESTORS GROUP, LTD.,
                                               A CALIFORNIA LIMITED PARTNERSHIP,
                                               as general partner

                                               By:   FALCON HOLDING GROUP, INC.,
                                                     as general partner




                                                     By_________________________
                                                       Name_____________________
                                                       Title____________________

                        NINTH AMENDMENT TO NOTE PURCHASE
                             AND EXCHANGE AGREEMENT


         This NINTH AMENDMENT (this "Ninth Amendment") is made as of this 28th day of December, 1995, between Falcon Cablevision, a California limited partnership (the "Company") and AUSA LIFE INSURANCE COMPANY, INC. (the "Purchaser").

         WHEREAS, by a Note Purchase and Exchange Agreement dated as of September 15, 1988, as heretofore amended (the "Agreement"), between the Company and The Mutual Life Insurance Company of New York, MONY Life Insurance Company of America and MONY Legacy Life Insurance Company, the Company issued inter alia its 11.54% Subordinated Notes due September 30, 1998 and such Notes were subsequently exchanged for a like principal amount of the Company's 12% Subordinated Notes due December 31, 1995 (the "Notes"); and

         WHEREAS, the Purchaser is the holder of the entire outstanding principal amount of the Notes; and

         WHEREAS, the Company and the Purchaser wishes to further amend the Agreement as set forth below.

         NOW, THEREFORE, in consideration of the mutual covenants set out herein, the parties hereto agree as follows:

        1.      Section 7 of the Agreement is amended as follows:

                a.      Section 7.15 is amended to read as follows:

                        "7.15 Compliance With Bank Credit Agreement. The Company
                shall comply, and shall cause the Restricted Companies to comply, with each of the covenants contained in Section 7 of the Bank Credit Agreement (other than Sections 7.5.2 and 7.15) as in effect on the Ninth Amendment Closing Date (except as such covenants may be amended pursuant to Section 7.16 below, other than those set forth in the immediately following paragraph), a copy of which is attached hereto as Exhibit E. All references therein to Lenders, Managing Agent and similar Persons shall be deemed, for purposes of this Agreement, to be the holders of the Notes."

                For purposes of this Agreement, the incorporated provisions of Sections 7.5.1, 7.5.3 and 7.5.4 of the Bank Credit Agreement (as defined in
Section 3 below) are amended to read as
follows and shall not be subject to amendment or modification without the consent of the holders of the Notes:

                         "Consolidated Total Debt to Consolidated Annualized
                Operating Cash Flow. Consolidated Total Debt shall not on any date exceed the percentage indicated in the table below of Consolidated Annualized Operating Cash Flow for the period of three consecutive months then most recently ended for which financial statements have been (or are required to have been) furnished in accordance with Section 8:

                Date                                    Percentage
                ----                                    ----------
                Ninth Amendment Closing Date
                  through June 29, 1996                    615%
                June 30, 1996 through
                  December 30, 1996                        600%
                December 31, 1996 through
                  June 29, 1997                            575%
                June 30, 1997 through
                  September 29, 1997                       550%
                September 30, 1997 through
                  June 29, 1998                            540%
                June 30, 1998 through
                  December 30, 1998                        500%
                December 31, 1998 through
                  June 29, 1999                            475%
                June 30, 1999 through
                  December 30, 1999                        425%
                December 31, 1999 through
                  June 29, 2000                            400%
                June 30, 2000 through
                  December 30, 2000                        340%
                December 31, 2000 and
                  thereafter                               310%

                         Consolidated Annualized Operating Cash Flow to
                Consolidated Pro Forma Debt Service. As of the last day of each month, Consolidated Annualized Operating Cash Flow for the period of three consecutive months ended on such date shall exceed 105% of Consolidated Pro Forma Debt Service for the period of twelve consecutive months beginning immediately after such date.

                        Consolidated Operating Cash Flow Plus Cash and Cash
                Equivalents to Consolidated Total Fixed Charges. As of the last day of each month commencing March 31, 1999, the sum of (a) Consolidated Operating Cash Flow for the period of twelve consecutive months ended on such date plus (b) the lesser of (i) cash and Cash Equivalents owned by the Restricted Companies as of such date determined in accordance with GAAP on a Consolidated basis or (ii) $1,250,000 shall exceed 95% of Consolidated Total Fixed Charges for such period."

        2.      Section 9 of the Agreement is amended as follows:

                (a)     Section 9.1(c) is amended to read as follows:

                        "(c) the Company fails to perform or observe any
                covenant or condition contained in Section 2.2, Section 7.16,
                Section 7.17, or, to the extent resulting from a failure to comply with Section 7.5 through Section 7.12, inclusive, Section 7.14, Section 7.15 or Section 7.17 of the Bank Credit Agreement (as and to the extent modified and incorporated herein);"

                (b) The incorporation by reference of Sections 10.1.5, 10.1.6,
10.1.8 and 10.1.9 of the Bank Credit Agreement into Section 9 is hereby deleted. Sections 9.1.5, 9.1.6, 9.1.8 and 9.1.9 of the Bank Credit Agreement are incorporated into Section 9 of the Agreement by reference; such provisions are subject to amendment or modification only with the consent of the holders of the Notes.

        3. Section 11.1 of the Agreement is amended by incorporating by reference each of the definitions set forth in Section 1 of the Bank Credit Agreement (as defined in this Section 11 below) as in effect on the Ninth Amendment Closing Date (as defined in this Section 11 below) (except as such definitions are amended pursuant to Section 7.16 of the Agreement) to the extent such definitions are referred to in, or are necessary to construe or further define, the provisions and terms of the Bank Credit Agreement incorporated herein, provided, that, all references therein to Lenders, Administrative Agent, Managing Agent or similar Persons shall be deemed, for purposes of this Agreement, to be the holders of Notes. To the extent that any definition so incorporated by reference from the Bank Credit Agreement shall conflict with, or be inconsistent with, any existing definition in the Agreement, the definition so incorporated by reference shall prevail. In addition, the following are added or substituted for existing definitions:

                "'Bank Credit Agreement' means the Credit Agreement dated as of December 28, 1995, among the Company and other borrowers and guarantors thereunder, the banks signatory thereto as lenders and The First National Bank of Boston, as managing agent, a copy of which is attached hereto as Exhibit E, as amended, supplemented or otherwise modified from time to time, including any amendment, supplement or modification to effect the refunding or refinancing of the indebtedness outstanding thereunder.

                'Bank Pledge Agreement' means the Pledge and Subordination Agreement dated as of December 28, 1995 among Holding, L.P., Holding, Inc., the Guarantors and The First National Bank of Boston, as managing agent, as amended, supplemented or otherwise modified from time to time, including any amendment, supplement or modification to reflect the refunding or refinancing of the indebtedness outstanding under the Bank Credit Agreement.

                'Ninth Amendment Closing Date' means the date described in
Section 4 of the Ninth Amendment.

                'Ninth Amendment' means that certain Ninth Amendment to Note Purchase and Exchange Agreement dated December 28, 1995 between the Company and the Purchaser."

                There is hereby added to the Agreement a revised Exhibit E which shall be in the form of Exhibit A to this Ninth Amendment. The Bank Credit Agreement is set forth in Exhibit A to this Ninth Amendment.

        4. The following are conditions precedent to the effectiveness of this Ninth Amendment. The date on which all such conditions are met (or waived by the Purchaser) shall be referred to herein as the "Ninth Amendment Closing Date".

                (a) The transactions contemplated by the Bank Credit Agreement to be completed on the Initial Closing Date (as defined in the Bank Credit Agreement) shall be completed and all conditions theretofore shall have been fulfilled and the Bank Credit Agreement shall be in full force and effect.

                (b) All representations and warranties set forth in Section 8 of the Bank Credit Agreement shall be true and correct as of the Closing Date, and the Purchaser shall have received a certificate from an authorized officer of each Person making such representations stating that such representations and warranties are true and correct, stating that the Purchaser may rely on such representations and warranties as though the same were made to the Purchaser and acknowledging that the Purchaser is relying on the truth and accuracy of such representations and warranties in entering into this Ninth Amendment and consummating the transactions contemplated herein.

                (c) The Third Amendment to Note Purchase and Exchange Agreement dated as of December 28, 1995 (the "Third Amendment") among Falcon Telecable, MONY Life Insurance Company of America and the Purchaser shall have been executed and delivered by all parties thereto.

                (d) The Purchaser shall have received from Weinstein, Boldt, Racine & Halfhide counsel to the Company and the Restricted Companies (as such term is defined in the Bank Credit Agreement), an opinion addressed to the Purchaser to the effect and in the form of opinion attached hereto as Exhibit B.

                (e) The Purchaser shall have received evidence satisfactory to the Purchaser (which may be a satisfactory opinion of counsel) that the Restricted Companies have received all necessary regulatory approvals required in connection with the transactions contemplated by the Bank Credit Agreement, this Ninth Amendment and the Third Amendment, with respect to franchises covering at least 80% of the subscribers in cable systems owned or operated by Falcon First, Inc.

                (f) The fees and expenses incurred by the Purchaser and MONY Life Insurance Company of America in connection with this Ninth Amendment and the Third Amendment, including the fees and disbursements of counsel to the Purchaser and MONY Life Insurance Company of America, shall have been paid, or the Company shall have agreed to pay such amounts within 10 days of receipt of an invoice therefor.

                (g) The Purchaser shall have received such certificates and other evidence as it may reasonably request with respect to the due authorization and the taking of all necessary corporate and partnership action in connection with the execution and delivery by the Company, Holding, L.P. and Holding, Inc. of the agreements and instruments contemplated by this Ninth Amendment.

                (h) All proceedings taken in connection with this Ninth Amendment and all documents and papers relating thereto shall be satisfactory to the Purchaser and its special counsel. The Purchaser and its special counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith, all in form and substance satisfactory to the Purchaser and its special counsel.

         5. Each party hereby represents to the other that the individuals executing this Ninth Amendment on its behalf are the duly appointed signatories of the respective parties to this Ninth Amendment and that they are authorized to execute this Ninth Amendment by or on behalf of the respective party for whom they are signing and to take any and all action required by the terms of the Ninth Amendment.

         6. Except as amended hereby, the Agreement remains unchanged and, as amended hereby, the Agreement remains in full force and effect. The Company hereby reaffirms all of its obligations and undertakings under the Agreement as amended hereby, and the Notes. All references to the Agreement and the Notes shall mean the Agreement and such Notes as amended by this Ninth Amendment.

         7. This Ninth Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute an agreement, notwithstanding that all of the parties are not signatories on the same date or the same counterpart. A signature page may be detached from one counterpart when executed and attached to another counterpart.


[Remainder of page intentionally blank;
next page is signature page.]

         IN WITNESS WHEREOF, the parties have executed this Ninth Amendment to the Note Purchase and Exchange Agreement as of the date first written above.

                                          FALCON CABLEVISION, A
                                          CALIFORNIA LIMITED PARTNERSHIP

                                          By:     Falcon Investors
                                                  Group Ltd., a California
                                                  limited partnership,
                                                  Its General Partner

                                          By:     Falcon Holding Group, Inc.,
                                                  a California corporation,
                                                  Its General Partner



                                          By__________________________________
                                            MICHAEL K. MENEREY
                                            Chief Financial Officer


                                          AUSA LIFE INSURANCE COMPANY, INC.



                                          By__________________________________

                                            Title_____________________________

             CERTIFICATE OF JON LUNSFORD, VICE PRESIDENT OF FINANCE
                            AND CORPORATE DEVELOPMENT
                          OF FALCON HOLDING GROUP, INC.

         This certificate is delivered to Goldman & Kagon Law Corporation ("G&K") in connection with the legal opinion to be given by G&K pursuant to (i)
Section 4.(e) of that certain Third Amendment dated as of December 28, 1995, to that certain Note Purchase and Exchange Agreement dated as of October 21, 1991 (as amended up to and including the date hereof, the "Telecable Agreement") by and among Falcon Telecable, a California limited partnership ("Telecable"), on the one hand, and AUSA Life Insurance Company, Inc. ("AUSA") and MONY Life Insurance Company of America ("MONY Life"), on the other hand, pursuant to which, inter alia, AUSA, MONY Life (herein collectively referred to as the "Purchasers") and Telecable are amending the Telecable Agreement; and (ii)
Section 4.(e) of that certain Ninth Amendment dated as of December 28, 1995, to that certain Note Purchase and Exchange Agreement dated as of September 15, 1988 (as amended up to and including the date hereof, the "Cablevision Agreement") by and between Falcon Cablevision, a California limited partnership ("Cablevision" and, together with Telecable, the "Companies"), and AUSA, pursuant to which, inter alia, AUSA and Cablevision are amending the Cablevision Agreement. In rendering such opinion, G&K may rely on the accuracy and truthfulness of all of the statements set forth below. All capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Telecable Agreement.

         I, Jon Lunsford, in my capacity as Vice President of Finance and Corporate Development of Falcon Holding Group, Inc., hereby certify to G&K as follows:

         1. Exhibit "A" hereto accurately sets forth all of the franchise areas and numbers of Subscribers for all of the cable television systems presently owned or operated by Falcon First or its Subsidiaries, and the numbers of Subscribers set forth therein have been calculated in conformance with the definition of "Subscribers" in the Bank Credit Agreement. Furthermore, there have been no material changes in the information contained in Exhibit "A" between the date of its preparation and the date hereof.

         2. The franchise documentation delivered to G&K in October and November, 1995, for use in G&K's analysis of the franchise consent requirements that would apply in connection with the transaction contemplated in the Falcon First Reorganization Agreement (the "Reorganization"), contained all of the franchise agreements, enabling ordinances, and other written evidence of the provisions governing the franchisee's relationship with each respective franchisor with respect to all franchises held by Falcon First or its Subsidiaries, or otherwise relating to any of the Systems.

         3. Falcon Holding Group, L.P.'s system of local and regional management of the Systems will not be affected in any material respect by the Reorganization.

Dated:___________________           FALCON HOLDING GROUP, INC.,
                                    a California corporation


                                    BY:_______________________________________
                                       Jon Lunsford, Vice President of Finance
                                       and Corporate Development

                                       December 28, 1995

To the Persons Listed on
Annex 1 hereto

Ladies and Gentlemen:

         This opinion is furnished to you pursuant to:

                  (a) that certain Third Amendment (the "Telecable Amendment") dated as of December 28, 1995, to that certain Note Purchase and Exchange Agreement dated as of October 21, 1991 (as amended up to and including the date hereof, the "Telecable Agreement") by and between Falcon Telecable, a California limited partnership ("Telecable"), AUSA Life Insurance Company, Inc. ("AUSA") and MONY Life Insurance Company of America ("MONY Life"), pursuant to which, inter alia, AUSA, MONY Life (herein collectively referred to as the "Purchasers") and Telecable are amending the Telecable Agreement, and

                  (b) that certain Ninth Amendment (the "Cablevision Amendment") dated as of December 28, 1995, to that certain Note Purchase and Exchange Agreement dated as of September 15, 1988 (as amended up to and including the date hereof, the "Cablevision Agreement") by and between Falcon Cablevision, a California limited partnership ("Cablevision," and, together with Telecable, individually, a "Company" and, collectively the "Companies"), and AUSA pursuant to which, inter alia, AUSA and Cablevision are amending the Cablevision Agreement.

Capitalized terms used herein and not defined herein have the respective meanings assigned to them in the Telecable Agreement.

         We are special counsel for the Companies, the Guarantors (defined below), Falcon Holding Group, L.P., a Delaware limited partnership ("Holding, L.P."), and Falcon Holding Group, Inc., a California corporation ("Holding, Inc."), and as such, we are generally familiar with the financial and business affairs of each. We have acted as counsel for such parties in connection with the

December 28, 1995
Page 2

Telecable Amendment, the Cablevision Amendment, the Subordination Agreement, the Telecable Guaranty, the Cablevision Guaranty and the transactions contemplated by each thereof.

         In the preparation of this opinion we have examined:

                 (a) the Telecable Amendment and the Cablevision Amendment (collectively, the "Amendments");

                 (b) the Telecable Agreement and the Cablevision Agreement (collectively, the "Agreements");

                 (c) the 11.56% Series A Subordinated Notes due March 31, 2001 and the 11.56% Series B Subordinated Notes due March 31, 2001, each issued and outstanding pursuant to the Telecable Agreement (collectively, the "Telecable Notes");

                 (d) the 12% Subordinated Notes due December 31, 1995, each issued and outstanding pursuant to the Cablevision Agreement (the "Cablevision Notes," and, together with the Telecable Notes, the "Notes");

                 (e) the Restated Subordination Agreement (the "Subordination Agreement") dated as of December 28, 1995, among Holding, L.P., Holding, Inc., the Companies, the Guarantors and the Purchasers;

                 (f) that certain Restated Guaranty Agreement (the "Telecable Guaranty") dated as of December 28, 1995, by each of Falcon Cable Media, a California limited partnership, Falcon Community Cable, L.P., a Delaware limited partnership, Falcon Community Ventures I Limited Partnership, a California limited partnership, Falcon Investors Group, Ltd., a California limited partnership, Falcon Telecable Investors Group, a California limited partnership, Falcon Media Investors Group, a California limited partnership, Falcon Community Investors, L.P., a California limited partnership, Falcon First, Inc., Athens Cablevision, Inc., Ausable Cable TV, Inc., Cedar Bluff Cablevision, Inc., Dalton Cablevision, Inc., Eastern Mississippi Cablevision, Inc., Falcon First Cable of New York, Inc., Falcon First Cable of the Southeast, Inc., Falcon First Holdings, Inc., FF Cable Holdings, Inc., Lauderdale Cablevision, Inc., Multivision Northeast, Inc., Multivision of Commerce, Inc., Plattsburg Cablevision, Inc.,

December 28, 1995
Page 3


         Scottsboro Cablevision, Inc., and Scottsboro TV Cable, Inc. (collectively, the "Guarantors") and Cablevision, in favor of and for the benefit of the Purchasers in respect of the Telecable Agreement and the Telecable Notes;

                  (g) that certain Restated Guaranty Agreement (the "Cablevision Guaranty," and, together with the Telecable Guaranty, the "Guaranty Agreements") dated as of December 28, 1995, by each of the Guarantors and Telecable, in favor of and for the benefit of AUSA in respect of the Cablevision Agreement and the Cablevision Notes; and

                  (h) such other documents, certificates and papers as we have deemed necessary to enable us to render the opinions expressed below.

We have made such examination of law and such investigation of fact as we have deemed necessary to enable us to render the opinions expressed below. We have also relied upon representations and covenants contained in and made pursuant to the Amendments and the Agreements as to matters of fact (other than facts constituting conclusions of law) contained in the Amendments and the Agreements and in the certificates delivered to you today pursuant to the Amendments.

         In rendering this opinion, we point out that our opinion is limited to matters of law of the State of California, the United States of America, the Delaware General Corporation Law and the Delaware Revised Uniform Limited Partnership Act, and we express no opinion as to the laws of any other states or jurisdictions.

         We call your attention to the fact that we do not represent the Companies or the Guarantors with respect to matters governed by the Communications Act of 1934 or the Copyright Act of 1976, or with respect to CATV Franchises and our opinion expressed in paragraph 15 with respect to CATV Franchises are made without any independent check or verification.

         For the purposes of this opinion, we have assumed that you have all requisite power and authority and have taken all necessary corporate action to execute and deliver the Amendments and the Agreements. You have not asked us to pass upon the application to your authority to do so of any federal or state law or regulation.

December 28, 1995
Page 4



         Based upon the foregoing, we are of the opinion that:

         1. Telecable (i) has been duly organized as a limited partnership under the laws of the State of California, (ii) is validly existing and in good standing under the laws of the State of California, (iii) has all requisite partnership power and authority to own, or hold under lease, its properties and assets, to conduct its business as currently conducted and (iv) has all requisite partnership power and authority to execute, deliver and perform the Telecable Amendment, the Subordination Agreement and the Cablevision Guaranty.

         2. Cablevision (i) has been duly organized as a limited partnership under the laws of the State of California, (ii) is validly existing and in good standing under the laws of the State of California, (iii) has all requisite partnership power and authority to own, or hold under lease, its properties and assets, to conduct its business as currently conducted, and (iv) has all requisite partnership power and authority to execute, deliver and perform the Cablevision Amendment, the Subordination Agreement and the Telecable Guaranty.

         3.    Each of the Guarantors which are partnerships and Holding, L.P.
(i) has been duly organized as a limited partnership under the laws of the State of California (except for Falcon Community Cable, L.P. and Holding, L.P., each of which has been duly organized as a limited partnership under the laws of the State of Delaware), (ii) is validly existing and in good standing under the laws of the State of California (except for Falcon Community Cable, L.P. and Holding, L.P., each of which is validly existing and in good standing under the laws of the State of Delaware) and (iii) has all requisite partnership power and authority to own, or hold under lease, its properties and assets, and to conduct is business as currently conducted. Each of the Guarantors which are partnerships has all requisite partnership power and authority to execute, deliver and perform the Subordination Agreement, the Telecable Guaranty and the Cablevision Guaranty; Holding, L.P. has all requisite partnership power and authority to execute, deliver and perform the Subordination Agreement.

         4.    Each of the Guarantors which are corporations and Holding, Inc.
(i) has been duly organized as a corporation under the laws of their respective states of organization, (ii) is validly existing and in good standing under the laws of their

December 28, 1995
Page 5


respective states of organization, and (iii) has all requisite corporate power and authority to own, or hold under lease, its properties and assets, and to conduct its business as currently conducted. Each of the Guarantors which are corporations has all requisite corporate power and authority to execute, deliver and perform the Subordination Agreement, the Telecable Guaranty and the Cablevision Guaranty; Holding, Inc. has all requisite corporate power and authority to execute, deliver and perform the Subordination Agreement.

         5. Each of the Companies, the Guarantors, Holding, L.P. and Holding, Inc. has duly qualified to do business as a foreign entity and is in good standing in all jurisdictions wherein the character of the properties or assets owned or held under lease by it, or the nature of the business conducted by it, makes such qualification necessary.

         6. A certificate of limited partnership in respect of each of the Companies and each of the Guarantors which are partnerships (except for Falcon Community Cable, L.P. and Holding L.P.) has been duly recorded in the Office of the Secretary of State of California, in full compliance with the California Revised Limited Partnership Act, CAL. CORPNS. CODE Section 15621. A certificate of limited partnership in respect of each of Falcon Community Cable, L.P. and Holding, L.P. has been duly recorded in the Office of the Secretary of State of Delaware, in full compliance with the Delaware Revised Limited Partnership Act.

         7. To the best of our knowledge after due inquiry with appropriate officers of Holding, L.P., Holding, Inc., each of the Companies and each of the Guarantors, there are no actions, suits, proceedings, inquiries or investigations pending or threatened against or affecting Holding, L.P., Holding, Inc., the Companies or the Guarantors, and there is no basis for any thereof, which, if adversely determined, might materially adversely affect:

               (a) the business, operations, properties, earnings, reasonably foreseeable prospects or financial condition of Holding, L.P., Holding, Inc., the Companies or the Guarantors,

               (b) the ability of either of the Companies to perform their respective obligations set forth in the Amendments, the Agreements, the Guaranty Agreements, the Notes and the Subordination Agreement,

December 28, 1995
Page 6

               (c) the ability of the Guarantors to perform their respective obligations set forth in the Guaranty Agreements and the Subordination Agreement,

               (d) the ability of Holding, L.P., and Holding, Inc. to perform their respective obligations set forth in the Subordination Agreement, or

               (e) the ability of either of the Companies to pay when due, in accordance with the terms of the Notes and the Agreements, the principal of, interest on, and Make-Whole Amount with respect to, the Notes issued by them.

         8. The Telecable Amendment, the Cablevision Guaranty and the Subordination Agreement have been duly authorized by all necessary action on the part of Telecable (including all necessary action on the part of the partners under its Partnership Agreement (as defined in the Telecable Agreement)), have been duly executed and delivered and constitute the legal, valid and binding obligations of Telecable and (subject to the qualifications stated in the paragraphs following paragraph 15 hereof) are enforceable in accordance with their respective terms.

         9. The Cablevision Amendment, the Telecable Guaranty and the Subordination Agreement have been duly authorized by all necessary action on the part of Cablevision (including all necessary action on the part of the partners under its Partnership Agreement (as defined in the Cablevision Agreement)), have been duly executed and delivered and constitute the legal, valid and binding obligations of Cablevision and (subject to the qualifications stated in the paragraphs following paragraph 15 hereof) are enforceable in accordance with their respective terms.

         10. Each of the Cablevision Guaranty, the Telecable Guaranty and the Subordination Agreement has been duly authorized by all necessary action on the part of each of the Guarantors (including all necessary action on the part of the partners, directors or shareholders, as the case may be, of each of the Guarantors pursuant to their respective partnership agreements, articles or certificates of incorporation or by-laws, as the case may be), has been duly executed and delivered and constitutes the legal, valid and binding obligation of each of the Guarantors and (subject to

December 28, 1995
Page 7




the qualifications stated in the paragraphs following paragraph 15 hereof) is enforceable in accordance with its respective terms.

         11. The Subordination Agreement has been duly authorized by all necessary action on the part of each of Holding, L.P. and Holding, Inc. (including all necessary action on the part of the partners of Holding, L.P. pursuant to its partnership agreement), has been duly executed and delivered and constitutes the legal, valid and binding obligation of each of Holding, L.P. and Holding, Inc. and (subject to the qualifications stated in the paragraphs following paragraph 15 hereof) is enforceable in accordance with its respective terms.

         12. To the best of our knowledge after due investigation with respect thereto, neither the execution and delivery of the Telecable Amendment, the Cablevision Guaranty or the Subordination Agreement, nor the consummation of the transactions therein contemplated, nor compliance with the terms, conditions and provisions thereof, by Telecable, will conflict with, or result in a breach or violation of, or constitute a default under, any Requirement of Law on the part of Telecable or will conflict with, or result in a breach or violation of, or constitute a default in the performance, observance or fulfillment of any obligation, covenant or condition contained in, or will constitute, or, but for any requirement of notice or lapse of time, or both, would constitute, an event of default by Telecable under, any Contractual Obligation, or will result in the creation or imposition of any lien upon any of the properties or assets of Telecable (other than liens arising pursuant to the Bank Credit Agreement), or will require any filing with, or other action involving, any Governmental Body. Neither the execution and delivery of the Telecable Amendment, the Cablevision Guaranty or the Subordination Agreement, nor the consummation of the transactions therein contemplated, nor compliance with the terms, conditions and provisions thereof, by Telecable, will conflict with, or result in a breach or violation of, or constitute a default under, the Partnership Agreement (as such term is defined in the Telecable Agreement) of Telecable.

         13. To the best of our knowledge after due investigation with respect thereto, neither the execution and delivery of the Cablevision Amendment, the Telecable Guaranty or the Subordination Agreement, nor the consummation of the transactions therein contemplated, nor compliance with the terms, conditions and

December 28, 1995
Page 8


provisions thereof, by Cablevision, will conflict with, or result in a breach or violation of, or constitute a default under, any Requirement of Law on the part of Cablevision or will conflict with, or result in a breach or violation of, or constitute a default in the performance, observance or fulfillment of any obligation, covenant or condition contained in, or will constitute, or, but for any requirement of notice or lapse of time, or both, would constitute, an event of default by Cablevision under, any Contractual Obligation, or will result in the creation or imposition of any lien upon any of the properties or assets of Cablevision (other than liens arising pursuant to the Bank Credit Agreement), or will require any filing with or other action involving, any Governmental Body. Neither the execution and delivery of the Cablevision Amendment, the Telecable Guaranty or the Subordination Agreement, nor the consummation of the transactions therein contemplated, nor compliance with the terms, conditions and provisions thereof, by Cablevision, will conflict with, or result in a breach or violation of, or constitute a default under, the Partnership Agreement (as such term is defined in the Cablevision Agreement) of Cablevision.

         14. To the best of our knowledge after due investigation with respect thereto, neither the execution and delivery of the Subordination Agreement, nor the consummation of the transactions therein contemplated, nor compliance with the terms, conditions and provisions thereof, by each of Holding, L.P. and Holding, Inc. will conflict with, or result in a breach or violation of, or constitute a default under, any Requirement of Law on the part of either of Holding, L.P. or Holding, Inc., or will conflict with, or result in a breach or violation of, or constitute a default in the performance, observance or fulfillment of any obligation, covenant or condition contained in, or will constitute, or, but for any requirement of notice or lapse of time, or both, would constitute, an event of default by either of Holding, L.P. or Holding, Inc. under, any Contractual Obligation, or will result in the creation or imposition of any lien upon any of the properties or assets of either of Holding, L.P. or Holding, Inc., or will require any filing with, or other action involving, any Governmental Body. Neither the execution and delivery of the Subordination Agreement, nor the consummation of the transactions therein contemplated, nor compliance with the terms, conditions and provisions thereof, by each of Holding, L.P. and Holding, Inc. will conflict with, or result in a breach or violation of, or constitute a default under

December 28, 1995
Page 9


the partnership agreement of Holding, L.P. or the certificate of incorporation or bylaws of Holding, Inc.

         15. Except with respect to consents under CATV Franchises permitted under Section 4(e) of the Cablevision Amendment and Section 4(e) of the Telecable Amendment, to the best of our knowledge after due inquiry of the chief operating officer of Holding, L.P., Holding, Inc., each of the Companies and each of the Guarantors, but without any independent check or verification, Holding, L.P., Holding, Inc., each of the Companies and each of the Guarantors owns or possesses all CATV Franchises and all other Governmental Body and private authorizations, or rights with respect to the foregoing, necessary to own and operate its respective properties and for the current and currently proposed future conduct of its business, without any known conflict with the rights of others; all the same are in full force and effect and there is no event or lapse of time, or both, which would permit the revocation or termination of any thereof.

         Our opinions that the Amendments, the Subordination Agreement and the Guaranty Agreements are enforceable in accordance with their respective terms is subject to the qualifications that:

               (a) the enforcement of the rights and remedies created thereby is subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applications, affecting the rights and remedies of creditors and secured parties, and

               (b) the availability of the remedies of specific enforcement or of injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

In addition, we advise you that a California court may not strictly enforce certain covenants contained in the Amendments or the Agreements if it concludes that such enforcement would be unreasonable under the then existing circumstances and might not give effect to any provisions providing for increased interest rates for nonpayment of principal or interest.

         This opinion is limited to the matters expressed herein and no opinion is implied or may be inferred beyond the matters expressly stated herein.

December 28, 1995
Page 10


         This opinion is delivered by the undersigned to the addressees hereof and only the addressees shall be entitled to rely thereon.



                                              Very truly yours,



                                              WEINSTEIN, BOLDT
                                              RACINE & HALFHIDE
                                              Professional Corporation

                                     ANNEX 1
                                   ADDRESSEES

AUSA Life Insurance Company, Inc.
c/o Aegon USA Investment Management, Inc.
1111 North Charles Street
Baltimore, MD  21201
Attn:  Don Chamberlain

MONY Life Insurance Company of America
1740 Broadway
New York, New York 10019
Attn:  MONY Capital Management Unit

                                December 28, 1995

AUSA Life Insurance Company, Inc.          The Mutual Life Insurance
c/o Aegon USA Investment Management, Inc   Company of  New York
1111 North Charles Street                  MONY Life Insurance Company of America
Baltimore, MD  21201                       1740 Broadway
Attn:  Don Chamberlain                     New York, New York  10019
                                           Attn:  MONY Capital Management Unit

Ladies and Gentlemen:

         This opinion is being delivered to you pursuant to:

               (a) Section 4.(e) of that certain Third Amendment dated as of December 28, 1995, to that certain Note Purchase and Exchange Agreement dated as of October 21, 1991 (as amended up to and including the date hereof, the "Telecable Agreement") by and among Falcon Telecable, a California limited partnership ("Telecable"), on the one hand, and AUSA Life Insurance Company, Inc. ("AUSA") and MONY Life Insurance Company of America ("MONY Life"), on the other hand, pursuant to which, inter alia, AUSA, MONY Life (herein collectively referred to as the "Purchasers") and Telecable are amending the Telecable Agreement; and

               (b) Section 4.(e) of that certain Ninth Amendment dated as of December 28 Falcon Cablevision, a California limited partnership ("Cablevision" and, together with Telecable, the "Companies"), and AUSA, pursuant to which, inter alia, AUSA and Cablevision are amending the Cablevision Agreement.

All capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Telecable Agreement.

AUSA Life Insurance Company, Inc.
MONY Life Insurance Company of America
December ___, 1995
Page 2

         We are attorneys admitted to practice in the State of California. While we generally represent Falcon Cable Media, a California limited partnership; Falcon Community Cable, L.P., a Delaware limited partnership; Falcon Community Ventures I Limited Partnership, a California limited partnership; Falcon First, Inc., a Delaware corporation ("Falcon First"), and its Subsidiaries; Falcon Media Investors Group, a California limited partnership; Falcon Investors Group, Ltd., a California limited partnership; Falcon Community Investors, L.P., a California limited partnership; Falcon Telecable Investors Group, a California limited partnership; Falcon Holding Group, L.P., a Delaware limited partnership ("FHGLP"); Falcon Holding Group, Inc., a California corporation; and the Companies, our engagement with respect to the transactions contemplated in the Bank Credit Agreement has been limited to a review of the Franchises held by Falcon First or its Subsidiaries for use in their operation of Systems owned or operated by them. We have not reviewed any files or documents other than (i) the Franchises (limited as hereinbelow set forth); (ii) the Bank Credit Agreement;
(iii) the Falcon First Reorganization Agreement; (iv) the Second Amended and Restated Agreement of Limited Partnership of Falcon Holding Group, L.P. dated as of March 29, 1993; (v) the Second Amended and Restated Agreement of Limited Partnership of the Falcon First Communications, L.P., dated as of October 19, 1990; (vi) the Third Amended and Restated Agreement of Limited Partnership of the Falcon First Investors, L.P., dated as of July 16, 1991; and (vii) the Third Amended and Restated Agreement of Limited Partnership of Falcon Holding Group, L.P. dated as of December 28, 1995.

         In rendering this opinion, we have assumed the genuineness of all signatures on, and the authenticity of, all documents submitted to us as originals; and the conformity to original documents of all documents submitted to us as certified or photostatic copies. We have also assumed the due and valid execution, delivery, and performance of all aspects of the transaction contemplated in the Falcon First Reorganization Agreement (the "Reorganization") by all parties thereto, and the legality, validity, binding effect, and enforceability thereof with respect to all parties thereto. With respect to factual matters, including but not limited to matters regarding the management of FHGLP and the operations of the entities owning the Systems before and after the effectuation of the Reorganization, we have relied solely upon the "Certificate of Jon Lunsford, Vice President of Finance and Corporate Development of Falcon Holding Group, Inc." attached hereto (the "Officer's Certificate"). The term "Franchises", as used herein, is expressly limited to the extent of the information provided to us, as set forth in the Officer's Certificate, and our opinion assumes no changes in the pertinent language thereof have occurred or will occur between the dates of our review thereof and the effectuation of the Reorganization. We have not conducted any independent investigation beyond that which is set forth above.

AUSA Life Insurance Company, Inc.
MONY Life Insurance Company of America
December ___, 1995
Page 3

         Based on the foregoing, we are of the opinion that no consents by franchisors of the Franchises to any aspect of the Reorganization are required for Franchises which, in the aggregate, govern the delivery of cable television service to at least eighty percent (80%) of the aggregate number of Subscribers in Systems owned or operated by Falcon First or its Subsidiaries, such that the failure to obtain any such consent would have a material adverse effect on Falcon First or its Subsidiaries.

         This opinion is given solely for the benefit of the Purchasers, and no other person or entity is entitled to rely hereon.



                                      Very truly yours,

                                      GOLDMAN & KAGON
                                      LAW CORPORATION